COMMONWEALTH SHAREHOLDER SERVICES
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                                 (804) 285-8211


January 31, 2003



VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, DC  20549


Re:   Eastern Point Advisors Funds Trust
      SEC File Nos. 333-83951/811-09497


Ladies and Gentlemen:

      On behalf of Eastern Point Advisors Funds Trust (the "Trust"), attached herewith for filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A ("PEA No. 3"). PEA No. 3 applies only to the Eastern Point Advisors Twenty Fund (the "Fund"). It is proposed that PEA No. 3 become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the 1933 Act.

      PEA No. 3 is being filed to: (i) update financial information; (ii) incorporate by reference the audited financial information for the Fund for its most recent fiscal year ended September 30 2002; (iii) make certain other non-material changes; and (iv) add appropriate exhibits and consents. PEA No. 3 does not contain any disclosures that would render it ineligible to become effective immediately pursuant to paragraph (b) of Rule 485 under the 1933 Act.

                                Very truly yours,

                               /s/ John Pasco, III
                               --------------------
                                John Pasco, III
                                as Administrator

As filed with the Securities and Exchange Commission on January 31, 2003

                                     Registration No. 333-83951
                                            File No.  811-09497

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.___3__                         |_X|
                                     -

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.____5____                                     |_X|
                       -

                        (Check appropriate box or boxes)

                       EASTERN POINT ADVISORS FUNDS TRUST
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                          230 Broadway East, Suite 203
                            Lynnfield, MA 01940-2320
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                  (800)949-1422
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)

                         Theodore E. Charles, President
                          Investors Capital Corporation
                          230 Broadway East, Suite 203
                            Lynnfield, MA 01940-2320
------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

       --
      |_X|  immediately upon filing pursuant to paragraph (b)
       --
      |  |  on ________________________ pursuant to paragraph (b)
       --
      |  |  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |_|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of beneficial interest

                                TABLE OF CONTENTS



1. Part A: Prospectus for Eastern Point Advisors Twenty Fund
2. Part B: Statement of Additional Information for Eastern Point Advisors
           Twenty Fund
3. Part C

                       EASTERN POINT ADVISORS FUNDS TRUST
                       Eastern Point Advisors Twenty Fund


                                   PROSPECTUS

                                January 31, 2003




































    The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any repre-
               sentation to the contrary is a criminal offense.

Table of Contents

The Fund                                                                      3
Management of the Fund                                                        7
Your Account                                                                  8
Choosing a Share Class                                                        8
Buying Shares                                                                 9
Selling Your Shares                                                          11
Additional Information on Buying and Selling Fund Shares                     12
Dividends, Distributions and Taxes                                           13
Other Investment Strategies and Risks                                        14
Additional Information                                                Back Cover

Eastern Point Advisors Twenty Fund (the "Fund")

Fund Investment Objectives

The Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a group of 20-30 common stocks.

Principal Investment Strategies of the Fund

The Fund will invest in common stocks of companies of any size, which may include smaller emerging companies. Under normal conditions, the Fund will invest at least 80% of its assets in a select group of 20-30 common stocks, regardless of industry or sector, focusing on each individual company's growth potential.

Eastern Point Advisors, Inc. (the "Advisor") selects stocks by looking for companies with strong earnings growth potential that has not been recognized in the overall market. Special emphasis will be placed on mid cap and large cap companies that the Advisor believes demonstrate:

o     Financial stability
o     Strong earnings growth potential
o     Dominant or strong market position
o     Outstanding leadership

Current income is not an important consideration in selecting the Fund's investments.

The Fund intends to pursue an investment strategy that may result in a high turnover of positions. The Fund's annual portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 600%. Market conditions may dictate investments for this Fund's portfolio and may result in short-term holdings. High portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. Greater brokerage commissions and taxes on gains may adversely affect the Fund's performance.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

o     Commercial paper;
o     Certificates   of  deposit,   demand  and  time   deposits  and  banker's
      acceptances;
o     U.S. government securities; and
o     Repurchase agreements.

To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:

Stock Market Risks: Movements in the stock market may affect the Fund's share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund's portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value.

Small or New Companies: The Fund may invest in the securities of small or newly public companies that may be subject to greater price fluctuations and significant losses due to unseasoned management, increased competition or entrance into new markets. Shares of a small company may pose greater risks than shares of a large company because of narrow product lines, limited financial resources, less depth of management or a limited trading market for its stock.

Technology-Related Companies: The value of companies involved in computers and communication may be vulnerable to the risk of obsolescence due to technological advances.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers' securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund intends, however, to meet certain tax diversification requirements.

Management. The Advisor's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective.

Suitability

The Fund may be appropriate for investors who seek capital appreciation and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

Past Fund Performance

The bar chart and performance table below illustrate the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year, with respect to Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than shown.


(11.27)%   (7.34)%        (16.49)%

2000        2001            2002


Year-to Date Return          -16.49% as of December 31, 2002
Best Quarter                  23.16% in the first quarter of 2000
Worst Quarter                -23.19% in the fourth quarter of 2000

The table shows how the Fund's average annual returns compare with those of its benchmark, the Standard & Poor's 500 Index. The figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses. After-tax returns are presented for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                PERFORMANCE TABLE
              (Average annual total returns as of December 31, 2002)

                                         1 Year   Since
                                                  Inception*
Class A Before Taxes                     -21.30%  -4.49%
Class A After Taxes on Distributions     -21.30%  -4.88%
Class A After Taxes on Distributions
     and Sale of Fund Shares             -12.86%  -3.63%
S & P 500 Index                          -22.10%  -9.41%

Class C Before Taxes                     -16.79%  -5.04%
S & P 500 Index                          -22.10%  -5.79%
-----------------------
*Inception date - Class A commenced operations on October 19, 1999
                  Class C commenced operations on October 29, 1999

Fees and Expenses of the Fund

This table describes the fees and expenses that you could expect to pay as an investor in the Fund. Shareholder Fees are one-time expenses paid directly from your investment. Annual Fund Operating Expenses come out of Fund assets and are reflected in the Fund's total return.


                                                            Class A     Class C
                                                            Shares      Shares
Shareholder Fees
  (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)              5.75%      None
Redemption Fee (as a percentage of amount redeemed)          1.00%      1.00%

Annual Fund Operating Expenses:
 (expenses deducted from fund assets)

  Management Fees                                           1.50%       1.50%
  Distribution and Service (12b-1) fees2                    0.25%       1.00%
  Other Expenses                                            4.13%       4.13%
                                                            -----       -----
  Total Annual Operating Expenses3                          5.88%       6.63%
                                                            =====       =====

(1) The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.
(2) Includes an annual distribution fee of 0.25% of the Class A Share's average daily net assets, and an annual distribution fee of 0.75% and an annual service fee of 0.25 % of the Class C Share's average daily net assets.
(3) These are the gross annualized fees and expenses that the Fund would have incurred for the fiscal year ended September 30, 2002, if the Advisor had not waived any fees and/or reimbursed certain expenses. The Advisor currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the Advisor may be discontinued at any time on 60 day's notice. With the cap, actual expenses were:


                                                       Class A         Class C
Management Fees                                        0.62%           0.62%
Distribution and Service (12b-1) fees                  0.25%           1.00%
Other Expenses                                         4.13%           4.13%
                                                       -----           -----
Net Annual Operating Expenses                          5.00%           5.75%
                                                       =====           =====

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:
o you invest $10,000 in the Fund for the time periods indicated;
o you redeem all of your shares at the end of each time period;
o your investment has a 5% return each year;
o all distributions are reinvested; and
o the Fund's operating expenses remain the same.

This example is for comparison only. Actual returns and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:

                1 year     3 years   5 years   10 years
--------------------------------------------------------
Class A         $1,220     $2,216    $3,286    $5,879
Class C         $756       $1,941    $3,183    $6,114

You would pay the following expenses if you did not redeem your shares:

                1 year     3 years   5 years   10 years
--------------------------------------------------------
Class A         $1,127     $2,216    $3,286    $5,879
Class C         $658       $1,941    $3,183    $6,114

Management of the Fund

The Fund's investment advisor is Eastern Point Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940-2320. The Advisor is responsible for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. The Advisor also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor was founded in 1995. In addition to the Fund, the Advisor manages private accounts, consisting primarily of individual accounts. As of September 30, 2002, the Advisor had approximately $122 million of assets under management.

Portfolio Management

Frederick F. Sears serves as the portfolio manager for the Fund. Mr. Sears graduated from Boston University in 1990 with a Bachelor of Arts degree in English and subsequently participated in Boston University's Masters of Business Administration program. From 1994 to 1995, Mr. Sears researched and analyzed companies for Boston-based FinNet, a financial services firm. From 1995 until 1998, Mr. Sears researched and analyzed companies for Boston-based Culverwell & Company, a broker-dealer and investment banker specializing in small and micro-cap securities. He is also the founder (1999) and General Partner of Clermont Capital and the Clermont Fund, a United States-based long/short hedge fund specializing in growth stocks.

Management Fees

The Fund pays the Advisor an annual fee of 1.50% of average daily net assets payable monthly for providing investment advisory services. During the most recent fiscal year, after fee waivers, the Fund paid 0.62% in investment advisory fees.

The Advisor has voluntarily undertaken to waive a portion of its advisory fee and/or reimburse fund expenses so that total operating expenses of the Fund do not exceed 5.00% for Class A shares and 5.75% for Class C shares.

The Advisor has the right to terminate the fee waiver at any time with 60 days' notice. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the current expense limits.

Your Account

Investing in the Fund

The Fund offers two classes of shares. Each class of shares has a different combination of sales charges, fees and other features. You should consult your financial advisor to determine which class best suits your investment goals and time frame.


Choosing A Share Class

Class A SharesClass A shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A shares decreases with the amount you invest and is included in the offering price.

----------------------------------------------------------------------------
                                                               Sales charge
                                       Sales charge as %       as % of amount
         Amount invested               of offering price   invested in each Fund
         ---------------               -----------------   ---------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
       less than $50,000                   5.75%                 6.10%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $50,000 but less than               4.75%                 4.99%
       $100,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $100,000 but less than              3.75%                 3.90%
       $500,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $500,000 but less than              2.75%                 2.83%
       $1,000,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       $1,000,000 or more                  1.00%                 1.01%
----------------------------------------------------------------------------


Under certain circumstances, the sales charge for Class A shares may be waived. Please see the Statement of Additional Information.Class A shares are also subject to an annual 12b-1 fee of 0.25% of average daily net assets, which is lower than the 12b-1 fee for the Class C shares.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Letter Of Intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total of Class A shares of the Fund for the purpose of calculating the sales charge.

Please Note:

You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver in sales charges.

Class C Shares

o Class C shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund.
o Class C shares are subject to an annual 12b-1 fee of 1.00%, of which 0.25% are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

The Fund has adopted a Class A shares 12b-1 plan and a Class C shares 12b-1 plan that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Buying Shares

You can purchase shares of the Fund through broker-dealers or directly through the Advisor. You may buy shares of the Fund with an initial investment of $250 or more. Additional investments may be made for as little as $50. The Fund has the right to waive the minimum investment requirements for employees of the Advisor and its affiliates. The Fund also has the right to reject any purchase order.

Purchase Price/Determination of NAV

The price of the Fund's shares is based on the Net Asset Value ("NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Fund calculates NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of the Fund (assets-liabilities/the number of shares = NAV). The Fund's investments are valued based on market value, or where market quotations are not available, on fair value as determined in good faith by the Board of Trustees. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4 p.m. Eastern Time.

If you pay a sales charge, your price will be the Fund's offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund's NAV.

To Buy Shares
                   Initial Investment          Subsequent Investments
                   ------------------          ----------------------
By Mail      o     Complete and sign the    o     Make your check
                   account registration.          payable to the
             o     Make your check payable        Eastern Point
                   to the Eastern Point           Advisors Twenty
                   Advisors Twenty Fund           Fund.
             o     Mail the application     o     Fill out an investment
                   and your check to:             slip from an account
                   Fund Services, Inc.            statement, include
                   1500 Forest Avenue             your name and
                   Suite 111                      account number.
                   Richmond, Virginia  23229      Mail to:
             o     Minimum Initial                Fund Services, Inc.
                   Investment is $250.            1500 Forest Avenue
                                                  Suite 111
                                                  Richmond, Virginia 23229
                                            o     Minimum subsequent
                                                  investment for all
                                                  accounts is $50.

By Wire      o     Call the transfer agent  o     Call  the transfer
                   at (800) 628-4077 to           agent at (800)
                   arrange for a wire             628-4077 to arrange
                   purchase.  For same day        for a wire
                   purchase, the wire must be     purchase.  For same
                   received by 4:00 p.m.          day purchase, the
                   Eastern Time.                  wire must be
             o     Wire federal funds to:         received by 4:00
                   Suntrust Bank                  p.m. Eastern Time.
                   ABA # 061000104          o     Wire federal funds to:
                   Credit: Eastern Point          Suntrust Bank
                   Advisors Twenty Fund           ABA # 061000104
                   Acct. #: 1000008222191         Credit: Eastern
                   FBO:  (Insert your name        Point Advisors
                   and account number.)           Twenty Fund
                                                  Acct. #:
             o     Mail completed account         1000008222191
                   registration to the            FBO:  (Insert your
                   address above.                 name and
             o     Note: Your bank may            account number.)
                   charge a wire fee.       o     Note: Your bank may
                                                  charge a wire fee.

By           o     You must open a regular  o     Call  (877) ICFUNDS
Automatic          Fund account with $250         (877) 423-8637 to
Investment         minimum prior to               request the form.
Plan               participating in this    o     Complete and return
                   plan.                          the form and any
                                                  other required
                                                  materials.

Banks, brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders. Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Retirement Accounts

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. Accounts established under such plans must have all dividends reinvested in the Fund. For more information about these plans or for an IRA application, please call (877) ICFUNDS (877) 423-8637.

Selling Your Shares

You may sell or "redeem" your shares on any day the NYSE is open, either directly through the Advisor or through your broker-dealer. The price you receive will be the NAV next calculated after the Fund's transfer agent receives your redemption request in proper order (less redemption fees if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to 8 business days to allow the purchase check to clear.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee is required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public can not.

When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:

By Mail      o     Submit a written             o     Mail your request to:
                   request for redemption       o     Fund Services, Inc.
                   with:                              1500 Forest Avenue
             o     The Fund's name;                   Suite 111
             o     Your   Fund    account             Richmond, Virginia
                   number;                            23229
             o     The  dollar  amount or       o     A check  will be mailed
                   number   of   shares   or          to the name and  address
                   percentage     of     the          in which the  account is
                   account  to be  redeemed;          registered.
                   and
             o     Signatures    of   all
                   persons  required to sign
                   for         transactions,
                   exactly   as  the  shares
                   are registered.

By Wire      o     This  option  must  be        o    Wire redemption
                   elected   either  in  the          requests     must     be
                   initial   application  or          received    before  10:00
                   subsequently  in  writing          a.m.  Eastern  Time  for
                   with     a      signature          money  to be  wired  the
                   guarantee.                         same business day.
             o     Call   the    transfer        o    There  is   a   $9.00
                   agent at  (800)  628-4077          charge  for  redemptions
                   with your request.                 under  $10,000  made  by
                                                      wire.

By Telephone o     This service must be          o    The Fund will use
                   elected in advance,                reasonable procedures
                   either in the initial              to confirm that the
                   application or                     request is genuine.
                   subsequently in writing       o    Written    confirmation
                   with a signature                   will be provided.
                   guarantee.
             o     Call the transfer agent at
                   (800) 628-4077 with your
                   request.

By           o     Complete the                   o   Withdrawals    can   be
Systematic         appropriate section on             monthly, quarterly,
Withdrawal         the Account Registration           semi-annually or
Plan               or call (877) ICFUNDS              annually.   The  minimum
                   (877) 423-8637 to                  amount is $100.
                   request a form to add              Redemption fees will
                   the plan.                          not be charged under
             o     To  participate,   you             this plan.
                   must   own  or   purchase
                   shares  with a  value  of
                   at least $10,000.


Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the fund.


Additional Information on Buying
and Selling Fund Shares
General Policies
The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or the shareholders to accept such order. The Fund will not permit market-timing or other abusive trading practices in the Fund; make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect fund operations (for exam- ple, if it represents more than 1% of the Fund's assets);change the minimum investment amounts;
o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear;
o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Timing of Purchase or Sale Requests

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the NYSE will be executed the following day, at that day's NAV. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless your purchase check has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fees

To discourage short-term trading, purchases of Class A and Class C shares are subject to a 1.00% redemption fee on shares redeemed within 12 months of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions, or involuntarily redeemed shares.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $250 due to redemptions. The Fund will notify you if your balance has fallen below $250, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (877) ICFUNDS (877) 423-8637.

Dividends, Distributions and Taxes

The Fund generally pays dividends and distributions of virtually all of its net investment income and net realized capital gains at least once a year.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short-term or long-term depending on how long the Fund held the security, regardless of how long you have held your shares. If the gain is on a security held by the Fund one year or less, it is considered short term; a gain on a security held more than one year by the Fund is considered long term.

Reinvestment Option

Dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them by check on the account application. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plans. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.


Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable as ordinary income. Capital gains distributions are taxed based on how long the Fund held the assets that generated the capital gain. This is true no matter how long you have owned your shares or whether you reinvest your distributions or receive them in cash.

The sale of Fund Shares is a taxable event; you may realize a capital gain or loss on these transactions. You should consult your own tax advisor for more specific information about federal, state and local tax consequences.

You will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. You will also receive information showing which portion of the distributions is not taxable in certain states.

Backup Withholding

Shareholders may have 30% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out in the front of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (877) ICFUNDS (877) 423-8637.


Other Potential Risks

The Fund may, at times, invest a small portion of its assets in derivative securities, such as future contracts and options. In addition, the Fund may enter into interest rate, currency and swap agreements, which are deemed derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you rein-vested all dividends and distributions. Briggs, Bunting and Dougherty, LLP has audited this information and their report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights

The Table below sets forth financial data for a share outstanding throughout the periods.

                        For the Year       For the Year          For the
                        Ended              Ended                 Period Ended
                        September 30,      September 30,         September 30,
                      -----------------   -----------------   ------------------
                             2002               2001                 2000*
                      -----------------   -----------------   ------------------
                      Class A   Class C   Class A   Class C   Class A    Class C
                      -------   -------   -------   -------   -------    -------


Net   Asset    Value,
beginning of period    $8.80     $8.17    $15.41    $14.44    $10.00     $10.00
                       -----     -----    ------    ------    ------     ------

Income From Investment
  Operations:          (0.45)    (0.53)    (0.46)    (0.53)    (0.65)     (0.74)
Net investment loss(b)  0.58      0.62     (5.79)    (5.38)     6.06       5.18
                        ----      ----     ------    ------    -----      ------
Net realized and
 unrealized  gain/loss
  on investments (b)    0.13      0.09     (6.25)    (5.91)     5.41       4.44
                        ----      ----     ------    ------    -----      ------

Distributions to Shareholders:
From Capital Gains        --       --      (0.36)    (0.36)      --          --
Total Distributions       --       --      (0.36)    (0.36)      --          --
                       ------   ------     ------   -------   ------      ------

Net Asset  Value,  at
end of period          $8.93     $8.26     $8.80     $8.17    $15.41     $14.44

Total Return            1.48%     1.10%   (40.96)%  (41.37)  54.10%(c) 44.40%(c)

Ratios/Supplemental Data:

Net  Assets,  end  of
period (000s)         $6,454      $642    $6,289      $837  $9,587       $1,352

Ratios to Average Net Assets:

Net investment loss(a) (4.42)%   (5.17)%   (4.11)%   (4.86)%  (4.64)%    (4.98)%
Operating expenses(a)    5.00%     5.75%     5.00%     5.75%    5.00%      5.34%
Operating expenses
excluding
reimbursements and
waivers (a)             5.88%     6.63%     5.15%     5.90%    7.07%       7.82%
Net investment loss
excluding
reimbursements and
waivers (a)           (5.30)%  (6.05)%    (4.26)%   (5.01)%  (6.71)%     (7.46)%
Portfolio Turnover
  Rate                   469%     469%       674%      674%     606%        606%



* The Eastern Point Advisors Twenty Fund SEC effective, October 18, 1999. Class A commenced operations on October 19, 1999
Class C commenced operations on October 29, 1999

(a) Annualized.
(b) Based on weighted average share method.
(c) Total return from inception

  The following does not constitute part of and is not incorporated into the prospectus for Eastern Point Advisors Funds Trust

                           Privacy Policy
                 Eastern Point Advisors Funds Trust

Commitment to Consumer Privacy

   The Eastern Point Advisors Fund Trust is committed to handling investor information responsibly. We recognize and respect your privacy expectations and believe the confidentiality and security of your personal financial information is one of our financial responsibilities.

Collection of Consumer Information

   Eastern Point Advisors Fund Trust collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by, or on our behalf generally comes from the following sources:

o     account applications and other forms submitted by Fund shareholders;

o correspondence, written or electronic, or telephone contacts with shareholders of, or consumers inquiring about Eastern Point
      Advisors Fund Trust;

o transaction history of shareholder accounts with Eastern Point Advisors Fund Trust; or

o     third parties.

Disclosure of Consumer Information

   We disclose consumer information to third parties who are not affiliated with the Eastern Point Advisors Fund Trust:

o     as permitted by law, or

o to perform marketing services on behalf of Eastern Point Advisors Fund Trust or pursuant to a joint marketing agreement between Eastern Point Advisors Fund Trust and other financial institutions.

Security of Consumer Information

   We require service providers to Eastern Point Advisors Fund Trust:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of Eastern Point Advisors Fund Trust; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers and Eastern Point Advisors Fund Trust.

Additional Information

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of the SAI, request other information and ask questions about the Fund by contacting:

                    Investors Capital
                    230 Broadway East
                    Suite 203
                    Lynnfield, MA 01940-2320
                    Telephone:  (877) ICFUNDS (877-423-8637)
                    E-mail: info@investorscapital.com
                    Internet address: www.investorscapital.com


You can review the Fund's reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). You may obtain paper copies for a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009 or by calling 1-202-942-8090 or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may also download a copy of this document from the SEC's Internet website for no charge at http://www.sec.gov.

The Fund's SEC File No. is 811-09497

                       EASTERN POINT ADVISORS FUNDS TRUST
                       Eastern Point Advisors Twenty Fund

                       Statement of Additional Information


                                January 31, 2003

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Eastern Point Advisors Twenty Fund prospectus dated January 31, 2003, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the principal distributor of Eastern Point Advisors Twenty Fund at the phone number or address below.

                              Principal Distributor

                          Investors Capital Corporation
                                230 Broadway East
                                    Suite 203
                         Lynnfield, Massachusetts 01940
                                 (800) 949-1422

The Fund's audited financial statements and notes thereto for the year ended September 30, 2002 and the unqualified report of Briggs, Bunting & Dougherty, LLP, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended September 30, 2002 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (877) 423-8637.

  Table of Contents

                                                             PAGE

Eastern Point Advisors Twenty Fund                             3

Investment Strategies and Related Risks                        3

Other Investment Practices and Risks                           7

Investment Restrictions                                        8

Management of the Trust                                        9

Control Persons and Principal Holders of Securities           11

Investment Management and Other Services                      11

Description of Fund Shares                                    14

Brokerage                                                     15

Purchase, Redemption and Pricing of Shares                    15

Net Asset Value                                               18

Taxes                                                         19

Determination of Performance                                  21

Financial Statements                                          21

Appendix A - Description of Securities Ratings                22

                       Eastern Point Advisors Twenty Fund

Eastern Point Advisors Funds Trust (the "Trust"), 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on July 14, 1999.

The Trust offers shares of beneficial interest (the "shares") in Eastern Point Advisors Twenty Fund in two classes of shares: Class A shares and Class C shares (referred to individually as a "class" and collectively as the "classes").

  Investment Strategies and Related Risks

The prospectus describes the fundamental investment objectives and certain restrictions applicable to the Fund. The following supplements the information found in the prospectus concerning the investment policies of the Fund. The investment practices described below, except for the discussion on portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Common Stock. The Fund will generally invest in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have a history of long-term growth in value, common stock prices are often volatile in the short-term and can be influenced by general market risk and specific corporate risks.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may be bonds, preferred stock or other securities that pay a fixed rate of interest or dividends, but offer the owner the option of converting the security into common stock. The value of convertible securities will change based on the price of the underlying common stock. Convertible securities generally pay less interest or dividend income than similar non-convertible securities, but a non-convertible security's income provides a cushion against the stock's price declines.

Small Capitalization Companies. The Fund may invest in companies with market capitalization of $1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Foreign Securities. The Fund may invest directly in foreign securities or indirectly in foreign securities through American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). For many foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. Generally, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The Fund will not invest in unsponsored ADRs and EDRs.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Additionally, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization, foreign taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments.

If the Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders.

Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and which are subject to restrictions on transfer. The Fund will limit investments in restricted securities to no more than 15% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Trustees.

Rule 144A Securities. The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities may be classified as "illiquid securities", however, any such security will not be considered illiquid if it is determined by Eastern Point Advisors, Inc. (the "Advisor"), under guidelines approved by the Fund's Board of Trustees, that an adequate market exists for that security. This investment practice could have the effect of raising the level of illiquidity in a Fund during any period in which qualified institutional buyers are not interested in purchasing these restricted securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities generally include securities that cannot be sold within seven business days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Repurchase agreements with maturities in excess of seven business days and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers pursuant to Rule 144A under the Securities Act, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

When-Issued Securities. The Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Fixed-Income Securities. The Fund may invest in fixed-income securities. Even though interest-bearing securities are investments, which promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.


U.S. Government Securities. The Fund may invest in certain securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have a maturity of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations such as those of the Federal Home Loan Bank, are supported only by the credit of the instrumentalities. Government securities may have fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. No assurance can be given that the U.S. government would provide financial support to U.S. government instrumentalities as it is not obligated to do so by law.

Credit Ratings. When investing in fixed-income securities, the Fund will purchase only those securities rated at the time of purchase within the four highest grades assigned by Standard & Poor's Rating Group ("S&P") (AAA, AA, A, BBB, BB) or Moody's Investor's Service, Inc. ("Moody's") (Aaa, Aa, A, Baa)

Generally, the ratings of Moody's and S&P represent the opinions of these agencies as to the credit quality of the securities, which they rate. These ratings are subjective and are not absolute standards of quality. Changes in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will affect the value of the security.

The Fund may invest in eligible unrated securities, which, in the opinion of the Advisor, offer comparable risks to permissible rated securities. A security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund after purchase. Neither of these events will necessarily require the Fund to sell the securities.

Fixed-income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Advisor may have to reinvest in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

Repurchase Agreements. The Fund may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.

Repurchase agreements involve some credit risk. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. To minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including any accrued interest.

Derivatives. The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security. Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include the purchase and writing of options on securities.

Writing Covered Options. A call option on securities obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the option's expiration date. A put option on securities obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the option's expiration date. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the other party to the option. These purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option enables the Fund to purchase specified securities at a set price during the option period, in return for the premium paid. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option enables the Fund to sell specified securities at a specified price during the option period, in exchange for the premium paid. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased for the purpose of benefiting from a decline in the price of securities, which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by compensating changes in the value of the Fund's portfolio securities.

Risks Associated With Options Transactions. The success of transactions in derivative instruments depends on the Advisor's judgment as to their potential risks and rewards. Use of derivatives exposes the fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument.

  Other Investment Practices and Risks

Lending Portfolio Securities. The Fund may lend its portfolio securities. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Fund may make loans only to broker-dealers who are members of the New York Stock Exchange
(NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the Fund can terminate the loan at any time.

When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be prevented from or delayed in, liquidating the collateral.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. The Fund continues to receive principal and interest payments on these securities. The Fund will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by the Fund and are subject to its investment restrictions on borrowing.

Non-Diversification. The Fund is classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since the Fund may invest a larger proportion of its assets in a single issuer, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.

The Fund may have a portfolio turnover rate higher than that of other mutual fund with a similar objective. The Fund's annual portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 600%.

High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Fund's shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and markdowns, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.

Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including, but not limited to, short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances and repurchase agreements.

Other Investments. Subject to prior disclosure to shareholders, the Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

  Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares. Except as otherwise stated in the prospectus, the Fund may not:

1. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling its own portfolio securities.

3. Purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

4. Invest in commodities or commodity futures contracts, or invest in oil, gas or other mineral leases, or exploration or development programs, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, and currencies.

5. Make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

6. Invest in the securities of any one industry (except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities), if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.

Non-Fundamental Investment Restrictions. The following restrictions may be modified by the Trustees without shareholder approval. The Fund may not:

1. Invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be sold in seven business days at a price approximately equal to the price at which the Fund is valuing the security. Restricted securities and repurchase agreements with maturities in excess of seven business days are subject to this 15% limitation.

2. Invest in other open-end investment companies except to the extent allowed in the 1940 Act. Under the 1940 Act, the Fund may acquire securities of other investment companies if, immediately after the acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets in any other investment company, or (3) securities issued by such other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.

3. Invest in a company for the purpose of exercising control or management of the company.

4. Write or purchase options in excess of 5% of the value of the Fund's total net assets.

5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may engage in short sales against the box for tax strategy purposes.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

  Management of the Trust

Trustees and Officers of the Trust. The direction and supervision of the Fund is the responsibility of the Board of Trustees. The Trustees have been elected by the shareholders of the Fund. The Board establishes the policies of the Fund and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund. The Board also reviews the various services provided by the Advisor and the Fund's administrator to ensure that the Fund's general investment policies and programs are being carried out and administrative services are being provided in a satisfactory manner. The Trustees and officers of the Fund and their principal occupations during the past five years are set forth below:

 -----------------------------------------------------------------------------
 Name (Age)     Position(s)Number Principal Occupation(s)   Other
 and Address    Held with  of     During the Past 5 Years   Directorships by
                Trust and  Funds                            Trustees
                Tenure     in
                           Trust
                           Overseen
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Interested Trustees:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Theodore E.    Chairman     1    Chairman, Chief           None
 Charles (1)    of the            Executive Officer and
 (59)           Board,            President, Investors
 230 Broadway   President         Capital Holdings (1995
 East           and               to present); Chief
 Suite 203      Trustee           Executive Officer,
 Lynnfield, MA  since             Investors Capital
 01940          October,          Corporation and Eastern
                1999              Point Advisors, Inc.
                                  (1991 to present).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Timothy B.     Treasurer    1    President, Investors      None
 Murphy (2)     and               Capital Corporation
 (38)           Trustee           (1994 to present);
 230 Broadway   since             President, Eastern Point
 East           October,          Advisors, Inc. (1995 to
 Suite 203      1999              present); Vice
 Lynnfield, MA                    President, Treasurer and
 01940                            Director, Investors
                                  Capital Holdings (1995 to present).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-interested Trustees:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Robert T.      Trustee      1    Director of Operations,   None
 Martin, (35)   since             Ipswich Brewing Co.,
 230 Broadway   October,          (1995 to present);
 East           1999              Manager, Products for
 Suite 203                        Research, Inc., a
 Lynnfield,                       scientific equipment
 MA  01940                        firm (1994-1995).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 John S.        Trustee      1    Owner/Manager, Wal-Lex    None
 Rando, Jr.,    since             Shopping Center
 (39)           October,          (1986-present).
 230 Broadway   1999
 East
 Suite 203
 Lynnfield,
 MA  01940
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Arthur E.      Trustee      1    President and Treasurer,  None
 Stickney, (68) since             Stickney & Associates,
 230 Broadway   October,          Inc., an advertising
 East           1999              firm (1985-present);
 Suite 203                        President and Treasurer,
 Lynnfield,                       Kenmore Industries, an
 MA  01940                        entryways distributor
                                 (1985-present).
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Officers:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 C. David       Secretary    1    Chief Legal Counsel to    None
 Weller, (46)   since             Investors Capital
 230 Broadway   October,          Holdings, Investors
 East           1999              Capital Corporation and
 Suite 203                        Eastern Point Advisors,
 Lynnfield,                       Inc. (1995-present);
 MA  01940                        General Counsel, Hancock
                                  Partners Insurance, LLP
                                 (1995-present).
 -----------------------------------------------------------------------------

(1) Mr. Charles is considered to be an "interested person" of the Trust because:
   (1) he is an officer of the Trust; and (2) he owns or controls various service providers.

(2) Mr. Murphy is considered to be an "interested person" of the Trust because:
   (1) he is an officer of the Trust; and (2) he is an officer of the Advisor to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust's next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust's Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified.

The Trust has a standing Audit Committee of the Board of Trustees composed of Messrs. Martin, Rando and Stickney. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board of Trustees the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During its most recent fiscal year ended September 30, 2002, the Audit Committee met once.

The Trust has a standing Nominating Committee of the Board composed of Messrs. Martin, Rando and Stickney. The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the Trust's most recent fiscal year ended September 30, 2002, the Nominating Committee did not meet.

As of December 31, 2002, the Trustees beneficially owned the following dollar range of equity securities in the Fund:

---------------------------------------------------------
Name of Trustee  Dollar Range of     Aggregate Dollar
                     Equity          Range of Equity
                  Securities in     Securities in all
                     the Fund       Funds of the Trust
                                     Overseen by the
                                         Trustee
---------------------------------------------------------
---------------------------------------------------------
Theodore E.     $1-$10,000        $1-$10,000
Charles
---------------------------------------------------------
---------------------------------------------------------
Timothy B.      $1-$10,000        $1-$10,000
Murphy
---------------------------------------------------------
---------------------------------------------------------
Robert T.       None              None
Martin
---------------------------------------------------------
---------------------------------------------------------
John S. Rando,  None              None
Jr.
---------------------------------------------------------
---------------------------------------------------------
Arthur E.       None              None
Stickney
---------------------------------------------------------

Compensation of Trustees and Officers. Trustees and Officers affiliated with Investors Capital Corporation (the "Distributor") or the Advisor are not compensated by the Trust for their services. The Fund does not have any retirement plan for its Trustees. Each Trustee who is not an affiliated person of the Advisor or Distributor, as defined in the 1940 Act, receives $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

The following table sets forth the compensation paid by the Trust to the non-interested Trustees during the Fund's fiscal year ending September 30, 2002.

-----------------------------------------------------------------
Name and Position    Aggregate     Pension     Estimated  Total
                     Compensation  or          Annual     Compensation
                     From          Retirement  Benefits   from Fund
                     Fund          Benefits    Upon       and Fund
                                   Accrued     Retirement Complex
                                   as Part of             Paid to
                                   Fund                   Trustees*
                                   Expenses
-----------------------------------------------------------------
-----------------------------------------------------------------
Robert T. Martin,    $2,000        None        None       $2,000
Trustee
-----------------------------------------------------------------
-----------------------------------------------------------------
John S. Rando, Jr.,  $1,500        None        None       $1,500
Trustee
-----------------------------------------------------------------
-----------------------------------------------------------------
Arthur E. Stickney,  $1,000        None        None       $1,000
Trustee
-----------------------------------------------------------------

* The Fund is the only registered mutual fund in the fund complex.

Sales Load. The sales load is waived for purchases of Fund shares made by current or former trustees, officers, or employees, or agents of the Trust, the Advisor, the Distributor and by members of their immediate families.

Code of Ethics. The Fund, the Advisor and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable the securities trading practices of their personnel. Each respective code permits the covered personnel to trade in securities in which the Fund may invest, subject to certain restrictions and reporting requirements.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet Website at http://www.sec.gov.

  Control Persons and Principal Holders of Securities

Control Persons. Control persons are those that own beneficially more than 25% of the Fund's outstanding shares. As of December 31, 2002, there were no control persons of the Fund.

Principal Holders. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding shares. As of December 31, 2002, there were no principal holders of the Fund.

Management Ownership. As of December 31, 2002, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Trust, its series or classes.

  Investment Management and Other Services

Investment Advisor. The Fund has employed Eastern Point Advisors, Inc. (the "Advisor") as its investment advisor. As of December 31, 2002, the Advisor managed approximately $116 million of assets, consisting primarily of non-discretionary brokerage accounts. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor and the Advisor's parent, Investors Capital Holdings, Ltd., Theodore E. Charles is considered to control the Advisor. Investors Capital Holdings, Ltd. is the parent corporation of Investors Capital Corporation, the Fund's distributor.

In addition to managing the Fund's investments consistent with its investment objectives, policies and limitations, the Advisor makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Fund with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Fund are borne by the Fund. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, the Fund pays the Advisor a monthly fee at the annual rate of 1.50% of the value of the Fund's average daily net assets. For the Fund's fiscal year ending September 30, 2003, the Advisor has voluntarily agreed to waive its fees and reimburse expenses so that total operating expenses of the Fund do not exceed 5.00% for Class A shares and 5.75% for Class C shares. The Advisor may terminate this waiver at any time. Any waiver or reimbursement by the Advisor is subject to reimbursement by the Fund within the following three years, to the extent such reimbursement by the Fund would not cause total operating expenses to exceed any current expense limitation. Additionally, the Advisor has agreed to reimburse all expenses incurred in connection with the organization of the Fund, subject to the same recapture provisions described above.

The Investment Advisory Agreement is for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party to the Investment Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without penalty by the Trustees, by vote of a majority of the outstanding shares of the fund or by the Advisor, upon sixty days' written notice. The Investment Advisory Agreement terminates automatically if assigned.

The Fund pays all expenses not assumed by the Advisor, including, but not limited to: Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, fees for registration and notification of shares for sale with the Securities and Exchange Commission (the "SEC") and various state securities commissions, taxes, insurance premiums, fees of the Fund's administrator, transfer agent, fund accounting agent or other service providers, and costs of obtaining quotations for portfolio securities and the pricing of fund shares.

The following table shows the amounts of investment advisory fees payable, fees waived and expenses reimbursed for the last three fiscal years.

--------------------------------------------------------------------------------
Year Ended September 30,   Fees Payable   Fees Waived      Expenses Reimbursed
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2002                       $125,553       $73,893            $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2001                       $134,868       $13,090            $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2000                       $ 79,659       $79,659            $30,199
--------------------------------------------------------------------------------

Administrator. Pursuant to the Administrative Services Agreement with the Trust (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, became the administrator of the Fund on December 6, 2002. CSS supervises all aspects of the operation of the Fund, except those performed by the Advisor. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. For its services as administrator, CSS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee. CSS also receives an hourly fee, plus out-of-pocket expenses for shareholder servicing and state securities law matters.

Prior to December 6, 2002, PFPC Inc. ("PFPC"), 3200 Horizon Drive, King of Prussia, PA served as administrator to the Fund pursuant to a Services Agreement. For the fiscal years ended September 30, 2002, September 30, 2001 and September 30, 2000, PFPC was paid $68,493, $53,832 and $46,935, respectively, for administrative services to the Fund.

Distributor. The Advisor, on behalf of the Fund, has entered into a Distribution Agreement with Investors Capital Corporation (the "Distributor"). Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") who have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund, which are continually offered at net asset value next determined, plus any applicable sales charge. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This additional compensation would be calculated as a percentage of Fund shares sold by the firm.

Under the Distribution Agreement, the Trust and the Fund may use the name "Investors Capital" or any name derived from or similar to it only for so long as the Distribution Agreement or any extension, renewal or amendment thereof remains in effect. If the Distribution Agreement is no longer in effect, the Trust and the Fund (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Advisor.

The Distributor received the following compensation during the last three fiscal years.

-------------------------------------------------------------------------
Fiscal Year           Net        Compensation   Brokerage      Other
Ended September   Underwriting        on       Commissions Compensation*
30,              Discounts and   Redemptions
                  Commissions        and
                                 Repurchases
-------------------------------------------------------------------------
-------------------------------------------------------------------------
2002             $  68,133       None           $77,037     $27,201
-------------------------------------------------------------------------
-------------------------------------------------------------------------
2001             $101,157        None           $65,212     $30,487
-------------------------------------------------------------------------
-------------------------------------------------------------------------
2000             $458,245        None           $16,625     $18,178
-------------------------------------------------------------------------

* Payments received from the Fund's Distribution Plans (see below).

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as co-underwriter and national distributor of the Fund's shares pursuant to a distribution agreement. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Distribution Plans. The Trust has adopted distribution plans for the Class A and Class C Shares of the Fund (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter.

The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class of the Fund.

Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who are not an interested person of the Trust has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets of the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives.

The following table summarizes Rule 12b-1 payments made to the Distributor for the last three fiscal years.

--------------------------------------------------------------------------------
Year Ended September 30,        Class A Shares       Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2002                            $18,834              $  8,367
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2001                            $19,809              $ 10,678
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2000                            $11,646              $  6,532
--------------------------------------------------------------------------------

Custodian. Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, MA 02109, serves as custodian of the Fund. The Custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent and Dividend Paying Agent. Fund Services, Inc. ("FSI"), 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 is the transfer and dividend paying agent for the Fund. FSI furnishes account and transaction information and maintains shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI distributes income and capital gain distributions and prepares and files appropriate tax-related information.

Accounting Services. Commonwealth Fund Accounting ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, serves as accounting services agent for the Fund. CFA is responsible for accounting relating to the Fund and its investment transactions; maintaining its books and records; determining the daily net asset value per share; preparing security position, transaction and cash position reports.

Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102 are the independent accountants of the Fund. In addition to reporting annually on the financial statements of the Fund, the accountants assist and consult with the Fund in connection with the preparation of certain filings of the Fund with the SEC.

  Description of the Trust's Shares

The Trust is a business trust organized on July 14, 1999 under Delaware law. The Trustees are responsible for the management and supervision of the Fund. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, with $0.001 par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares only of the Fund. Additional series may be added in the future. The Trust Instrument also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes.

Each share of the Fund represents an equal proportionate interest in the assets belonging to the Fund and has equal dividend rights. When issued, shares are fully paid and non-assessable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

  Brokerage

The Fund intends to place substantially all of its securities transactions through the Distributor in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to the Distributor are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Fund will not effect transactions with the Distributor acting as principal for its own account.

The Advisor may also use non-affiliated brokers, dealers or members of a securities exchange to execute portfolio transactions on behalf of the Fund. Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (including brokerage commissions) and execution for orders. Transactions may also be allocated to broker-dealers who provide research. Higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such statistical and economic data and research reports on companies and industries.

The following table shows brokerage commissions paid by the Fund during the last three fiscal years. For the three years: (1) 100% of the Fund's aggregate broker commissions were paid to the Distributor; and (2) 100% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through the Distributor.

---------------------------------
   Years Ended September 30,
---------------------------------
---------------------------------
   2002        2001      2000
---------------------------------
---------------------------------
  $77,037    $65,212    $16,625
---------------------------------

  Purchase, Redemption and Pricing of Shares

Purchase of Shares. The Fund offers Class A and Class C shares. The Trustees and Officers reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

Initial Sales Charges on Class A Shares. Class A shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the prospectus. A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's Class A net assets and the number of outstanding Class A shares of the Fund at the close of business on September 30, 2002 and the maximum front-end sales charge of 5.75% is as follows:

------------------------------------------
Class A Net Assets              $6,453,927
------------------------------------------
------------------------------------------
Class A Outstanding Shares         722,757
------------------------------------------
------------------------------------------
Class  A Net  Asset  Value  Per $     8.93
Share
------------------------------------------
------------------------------------------
Sales   Load   (5.75%   of  the $     0.54
Offering Price)
------------------------------------------
------------------------------------------
Offering Price to the Public    $     9.47
------------------------------------------

Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Amount Invested                                       Dealer Concession as a %
                                                      of Offering Price of
                                                      Shares Purchased

Less than $50,000                                     5.00%
$50,000 but less than $100,000                        4.00%
$100,000 but less than $500,000                       3.00%
$500,000 but less than $1,000,000                     2.00%
$1,000,000 or more                                    1.00%

Obtaining a Reduced Sales Charge for Class A Shares. Methods of obtaining a reduced sales charge referred to in the prospectus are described in more detail below.

No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares.

Rights of Accumulation (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

Sales Charge Waivers (Class A Shares). Under certain conditions, Class A shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, the Distributor and any of their affiliated companies, and immediate family members of any of these people. Class A shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor; fee-based financial planners acting for the account of their clients; broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and banks, other financial institutions and financial supermarkets that have entered into agreements with the Fund to provide shareholder services for customers.

Class C Share Purchases. Purchases of Class C shares will be processed at net asset value next determined after receipt of your purchase order. Class C shares are not subject to an initial sales charge, but may pay higher fees than Class A shares. Class C shares are subject to a 1.00% redemption fee for a period of 12 months based upon the anniversary date of purchase.

Terms of Redemptions. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the New York Stock Exchange, or when trading in the markets the Fund normally uses is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the SEC by order may permit.

The Fund reserves the right to redeem your account if its value is less than $250 due to redemptions. The Fund will give the shareholder 30 days' notice to increase the account value to at least $250. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions-in-Kind. Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Fund will value securities distributed in an in-kind redemption at the same value as is used in determining NAV.

Redemption Fees (Class A and Class C Shares). To discourage short-term trading, purchases of Class A and Class C shares are subject to a 1.00% redemption fee on shares redeemed within 12 months of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions or involuntary redemptions. Redemption fees are paid to the Fund to help defray transaction costs.

Waiver of Redemption Fees (Class A and Class C Shares). The redemption fee will be waived in the event of redemptions following the death or disability of a shareholder as defined in Section 72(m)(7) of the Internal Revenue Code, as amended.

Reinstatement Privilege (Class A Shares)
A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Fund.

In order to use this privilege, the shareholder must clearly indicate by written request to the Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes. Redemption fees are not reimbursed in the event of using the reinstatement privilege.

The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.

  Net Asset Value

The Fund determines its net asset value per share (NAV) each business day at the close of regular trading (currently 4:00 p.m. Eastern Time) on the New York Stock Exchange (NYSE) by dividing the Fund's net assets by the number of its shares outstanding. If the NYSE closes early, the Fund accelerates the determination of NAV to the closing time. The Fund uses the following procedures for purposes of calculating the NAV of Fund shares.

The Fund generally values equity securities traded on a national exchange or the NASDAQ Stock Market at their last sale price on the day of valuation. The Fund generally values equity securities for which no sales are reported on a valuation day, and securities traded over-the-counter, at the last available bid price.

The Fund values debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Fund values short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

The Fund may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees if market quotations are not readily available, or if in the opinion of the Advisor any quotation or market price is not representative of true market value.

The Fund values foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining the Fund's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Fund may value its assets by a method that the Trustees believe accurately reflects fair value.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's shares may be significantly affected on days when a shareholder has no access to the Fund.

  Taxes

Below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of fund shares. This discussion does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). If the Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed to shareholders. The Fund intends to distribute substantially all of such income. Given the investment objectives of the Fund, dividend income will not be substantial.

Amounts not distributed in accordance with certain requirements are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to avoid application of the excise tax.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption or sale of shares of the Fund, a shareholder may realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability. The Fund, the Distributor or the transfer agent will not be able to recredit the account for any amount withheld.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

  Determination of Performance

Average Annual Total Return. The Fund may quote its performance in terms of average annual total return in communications to shareholders, or in advertising material. Average annual total return (before taxes) is calculated according to the following formula:

P (1 + T)n = ERV

Where:
      P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.
    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The performance of the Fund depends on market conditions, portfolio composition and expenses. Investment yields, current distributions or total returns may differ from past results, and there is no assurance that historical performance will continue.

Based on the foregoing, the Fund's average annual total return (before taxes) for the periods or years indicated would be:

                           Periods ended December 31, 2002
                 ---------------------------------------------------------
Fund              One Year       Five Years      Ten Years      Since Inception
---------         --------       ----------      ---------      ---------------

Class A Shares    (21.30%)        N/A            N/A            (4.49%)(1)
Class C Shares    (16.79%)        N/A            N/A            (5.04%)(2)

(1) Commencement of operations was October 19, 1999.
(2) Commencement of operations was October 29, 1999.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rte for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

A Fund may also quote its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum offering price per share on the last day of that period and annualizing the resulting figure, according to the following formula:

                   6
 YIELD =   2[(a-b+1)-1]
                   cd

Where:
      a - dividends and interest earned during the period;
      b - expenses accrued for the period (net of reimbursements) c - the average daily number of shares outstanding during the period that were entitled to receive dividends; and
      d - the maximum offering price per share on the last day of the period.

  Financial Statements

Reports to Shareholders. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

Audited Financial Statements. The Fund's financial statements, including the notes thereto, dated as of September 30, 2002, which have been audited by Briggs, Bunting & Dougherty, are incorporated by reference from the Fund's 2002 Annual Report to Shareholders.

               Appendix A -- Descriptions of Securities Ratings

Commercial Paper Ratings.

Moody's Investors Service, Inc. (Moody's): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

1. Quality of management.
2. Industry strengths and risks.
3. Vulnerability to business cycles.
4. Competitive position.
5. Liquidity measurements.
6. Debt structures.
7. Operating trends and access to capital markets.

Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

Standard & Poor's Ratings Group, a Division of McGraw-Hill Companies, Inc. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

1. Liquidity ratios are adequate to meet cash requirements.
2. Long-term senior debt is rated A or better.
3. The issuer has access to at least two additional channels of borrowing.
4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
5. Typically, the issuer is in a strong position in a well-established industry or industries.
6. The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

                       EASTERN POINT ADVISORS FUNDS TRUST

                           PART C - OTHER INFORMATION

ITEM 23.

EXHIBITS:

(a) Trust Instrument -- Incorporated herein by reference to Exhibit No. 23(a) to the Trust's Initial Registration Statement filed electronically on July 29, 1999.

      (a)(1) Certificate of Trust -- Incorporated herein by reference to Exhibit No. 23(a)(1) to the Trust's Initial Registration Statement filed electronically on July 29, 1999.

(b) By-Laws --Incorporated herein by reference to Exhibit No. 23(b) to the Trust's Initial Registration Statement filed July 29, 1999.

(c) Instruments Defining Rights of Security Holders -- Not  applicable

(d) Investment Advisory Contract -- Incorporated herein by reference to Exhibit No. 23(d) to Pre- Effective Amendment No. 2 filed electronically October 15, 1999.

(e) Distribution Agreement -- Incorporated herein by reference to Exhibit No. 23(e) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

(f) Bonus or Profit Sharing Contracts -- None.

(g) FORM OF: Custodian Agreement dated _________________ between Brown Brothers Harriman And Co. and the Registrant on behalf of the Fund.

(h) Other Material Contracts

    1. Administrative Services.

       (a)  Administrative  Services  Agreement  dated  May 1,  2002  between
            Commonwealth   Shareholder   Services,   Inc.   ("CSS")  and  the
            Registrant on behalf of the Fund.

    2. Transfer Agency.

       (a)  Transfer  Agency   Agreement  dated  May  1,  2002  between  Fund
            Services, Inc. ("FSI") and the Registrant.

    3. Fund Accounting.

       (a)  Accounting   Services   Agreement   dated  May  1,  2002  between
            Commonwealth Fund Accounting, Inc. ("CFA") and the Registrant.

(i) Legal Opinion -- Incorporated herein by reference to Exhibit No. 23(i) to Pre-Effective Amendment No. 2 to the Registration Statement filed electronically October 15, 1999.

(j) Consent of Independent Accountants.

(k) Omitted Financial Statements -- None

(l) Initial Capital Agreements -- Incorporated herein by reference to Exhibit No. 23(l) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

(m) Rule 12b-1 Plan -- Incorporated herein by reference to Exhibit No. 23(m) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

(n) Financial Data Schedule -- not applicable.

(o) Rule 18f-3 Plan -- Incorporated herein by reference to Exhibit No. 23(o) to Pre-Effective Amendment No. 2 filed electronically October 15, 1999.

(p) Code of Ethics for Registrant, the Advisor and the Distributor filed are incorporated herein by reference to Exhibit No. 23(p) to Post-Effective Amendment No. 1 filed electronically January 29, 2001.

(q) Powers of Attorney -- Incorporated herein by reference to Exhibit No. 23(q) to Post-Effective Amendment No. 1 filed electronically January 29, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not Applicable

ITEM 25.  INDEMNIFICATION

Trust Instrument (Article IX, Section 2) limits the liabilities of Trustee to that of gross negligence and in the event a Trustee is sued for his or her activities concerning the Trust, the Trust will indemnify that Trustee to the fullest extent permitted by Section 3817 of Chapter 38 of Title 12 of the Delaware Code, except if a Trustee engages in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant maintains Errors and Omissions insurance with Directors and Officers liability coverage.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Eastern Point Advisors, Inc. (the "Advisor"), is a registered investment adviser incorporated on December 4, 1995. The Advisor is primarily engaged in the investment advisory business. The Funds are the only registered investment company to which the Advisor serves as investment adviser. Information as to the officers and directors of the Advisor is included in its Form ADV filed July 14, 1999 with the Securities and Exchange Commission (Registration Number 801-48771) and is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) Investors Capital Corporation, 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940 serves as distributor of the shares of the Funds. The distributor currently does not act as principal underwriter for any other registered investment companies. Theodore E. Charles is considered to have a controlling interest in Investors Capital Corporation by virtue of his majority ownership interest in Investors Capital Holding, Ltd., the parent corporation of Investors Capital Corporation.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Investors Capital
Corporation:

Name and                 Positions and Offices            Positions and Offices
Principal Address        with Underwriter                 with Registrant

*Theodore E. Charles     Chairman of the Board,              None
                         Chief Executive Officer,
                         and Treasurer

*Timothy B. Murphy       Director and President              None

*Janice M. Charles       Director and Treasurer              None

* All addresses are Investors Capital Corporation, 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940 unless otherwise indicated.

(c) Investors Capital Corporation is an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)   Eastern Point Advisors
      230 Broadway East
      Lynnfield, Massachusetts 01940-2320
      (records relating to its function as investment adviser to the Eastern Point Advisors Twenty Fund).

(b) Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 (records relating to its functions as custodian).

(c) Fund Services, Inc. 1500 Forest Avenue, Suite 111 Richmond, Virginia 23229 (records relating to its function as transfer agent for the Eastern Point Advisors Twenty Fund).

(d) Commonwealth Shareholder Services, Inc. 1500 Forest Avenue, Suite 223 Richmond, VA 23229
      (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator for the Eastern Point Advisors Twenty Fund).

(e)   Investors Capital
      230 Broadway East
      Lynnfield, Massachusetts 01940-2320
      (records relating to its function as distributor for the Funds it services).

(f) Commonwealth Fund Accounting, Inc. 1500 Forest Avenue, Suite 223 Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Eastern Point Advisors Twenty Fund).

ITEM 29.          MANAGEMENT SERVICES

                  Not Applicable.

ITEM 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the eligibility requirements of Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lynnfield and the Commonwealth of Massachusetts on this 31st day of January, 2003.



                             INVESTORS CAPITAL FUNDS
                             (Registrant)

                             By:  /s/ Timothy B. Murphy
                             -----------------------------
                                Timothy B. Murphy,
                                Treasurer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                               Date


/s/ Theodore E. Charles           Chairman of the Board               1/31/03
------------------------------    of Trustees and President
Theodore E. Charles


/s/ Timothy B. Murphy             Treasurer and Trustee               1/31/03
------------------------------
Timothy B. Murphy

/s/ Robert T. Martin*             Trustee                             1/31/03
------------------------------
Robert T. Martin

/s/ John S. Rando*                Trustee                             1/31/03
------------------------------
John S. Rando

/s/ Arthur E. Stickney*           Trustee                             1/31/03
-----------------------------
Arthur E. Stickney

* By: /s/ Timothy B. Murphy
---------------------------

                            EXHIBIT INDEX TO PART "C"
                                       OF
                             REGISTRATION STATEMENT


Item No.                  Description

23(g)                     Custody Agreement
23(h)(1)(a)               Administrative Agreement
23(h)(2)(a)               Transfer Agent Agreement
23(h)(3)(a)               Accounting Agreement
23(j)                     Consent of Independent Accountant

                                                                   EXHIBIT 23(g)


                                    FORM OF:
                              CUSTODIAN AGREEMENT

      THIS AGREEMENT, dated as of __________________ __, 2003, between EASTERN POINT ADVISORS FUNDS TRUST, an open-end management investment company organized under the laws of the State of Delaware and registered with the Commission under the 1940 Act (the Fund), and BROWN BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the State of New York (BBH&Co.
or the Custodian),

                              W I T N E S S E T H:
      WHEREAS, the Fund wishes to employ BBH&Co. to act as custodian for the Fund and to provide related services, all as provided herein, and BBH&Co. is willing to accept such employment, subject to the terms and conditions herein set forth;
      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and BBH&Co. hereby agree, as follows:

1. Appointment of Custodian. The Fund hereby appoints BBH&Co. as the Fund's custodian, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be only as set forth expressly in this Agreement which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

2. Representations, Warranties and Covenants of the Fund. The Fund hereby represents, warrants and covenants each of the following:

           2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not violate any Applicable Law or conflict with or constitute a default under the Fund's prospectus or other organic document, agreement, judgment, order or decree to which the Fund is a party or by which it or its Investments is bound.

           2.2 By providing an Instruction with respect to the first acquisition of an Investment in a jurisdiction other than the United States of America, the Fund shall be deemed to have confirmed to the Custodian that the Fund has (a) assessed and accepted all material Country or Sovereign Risks and accepted responsibility for their occurrence, (b) made all determinations required to be made by the Fund under the 1940 Act, and
      (iii) appropriately and adequately disclosed to its shareholders, other investors and all persons who have rights in or to such Investments, all material investment risks, including those relating to the custody and settlement infrastructure or the servicing of securities in such jurisdiction.

           2.3 The Fund shall safeguard and shall solely be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the Custodian, the Fund and the Custodian shall be fully responsible for the security of each party's connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof. Additionally, if the Fund uses any on-line or similar communications service made available by the Custodian, the Fund shall be solely responsible for ensuring the security of its access to the service and for the use of the service, and shall only attempt to access the service and the Custodian's computer systems as directed by the Custodian. If the Custodian provides any computer software to the Fund relating to the services described in this Agreement, the Fund will only use the software for the purposes for which the Custodian provided the software to the Fund, and will abide by the license agreement accompanying the software and any other security policies which the Custodian provides to the Fund.

3. Representation and Warranty of BBH&Co. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by BBH&Co. and does not and will not violate any Applicable Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound.

4. Instructions. Unless otherwise explicitly indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term Instruction shall mean a directive initiated by the Fund, acting directly or through its board of directors, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.

     4.1 Authorized Persons. For purposes hereof, an Authorized Person shall be a person or entity authorized to give Instructions for or on behalf of the Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to and acknowledged by the Custodian, including without limitation the Fund's Investment Adviser or Foreign Custody Manager. The Custodian may treat any Authorized Person as having full authority of the Fund to issue Instructions hereunder unless the notice of authorization contains explicit limitations as to said authority. The Custodian shall be entitled to rely upon the authority of Authorized Persons until it receives appropriate written notice from the Fund to the contrary.

     4.2 Form of Instruction. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through 4.2.3 of this Section.

      4.2.1 Fund Designated Secured-Transmission Method. Instructions may be transmitted through a secured or tested electro-mechanical means identified by the Fund or by an Authorized Person entitled to give Instruction and acknowledged and accepted by the Custodian; it being understood that such acknowledgment shall authorize the Custodian to receive and process such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized Person.

      4.2.2 Written Instructions. Instructions may be transmitted in a writing that bears the manual signature of Authorized Persons.

      4.2.3 Other Forms of Instruction. Instructions may also be transmitted by another means determined by the Fund or Authorized Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

      When an Instruction is given by means established under Subsections 4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person with respect to such means of Instruction, but such Authorized Person shall be solely responsible for determining that the particular means chosen is reasonable under the circumstances. Oral Instructions shall be binding upon the Custodian only if and when the Custodian takes action with respect thereto. With respect to telefax instructions, the parties agree and acknowledge that receipt of legible instructions cannot be assured, that the Custodian cannot verify that authorized signatures on telefax instructions are original or properly affixed, and that the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated, illegible or unauthorized telefax instructions. The provisions of Section 4A of the Uniform Commercial Code shall apply to Funds Transfers performed in accordance with Instructions. The Funds Transfer Services Schedule and the Electronic and Online Services Schedule to this Agreement shall each comprise a designation of form of a means of delivering Instructions for purposes of this Section 4.2.

      4.3 Completeness and Contents of Instructions. The Authorized Person shall be responsible for assuring the adequacy and accuracy of Instructions. Particularly, upon any acquisition or disposition or other dealing in the Fund's Investments and upon any delivery and transfer of any Investment or moneys, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

           4.3.1  The transaction date and the date and location of settlement;

           4.3.2  The specification of the type of transaction;

           4.3.3 A description of the Investments or moneys in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information. Where an Instruction is communicated by electronic means, or otherwise where an Instruction contains an identifying number such as a CUSIP, SEDOL or ISIN number, the Custodian shall be entitled to rely on such number as controlling notwithstanding any inconsistency contained in such Instruction, particularly with respect to Investment description; and

           4.3.4 The name of the broker or similar entity concerned with execution of the transaction.

      If the Custodian shall determine that an Instruction is either unclear or incomplete, the Custodian may give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such Instruction. In such event, the Custodian shall have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction

      4.4 Timeliness of Instructions. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of Instruction, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such instruction due to time zone differences or other factors beyond its reasonable control, the execution of any Instruction received by the Custodian after such deadline or at such time (including any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

5. Safekeeping of Fund Assets. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this Section. The Custodian shall not be responsible for (a) the safekeeping of Investments not delivered or that are not caused to be issued to it or its Subcustodians; or, (b) pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all Investments delivered to and accepted by the Custodian, any Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate action. The Custodian shall hold Investments for the account of the Fund and shall segregate Investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the Subcustodian in an account held for the Fund or in an account maintained by the Subcustodian generally for non-proprietary assets of the Custodian.

      5.1 Use of Securities Depositories. The Custodian may deposit and maintain Investments in any Securities Depository, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a Securities Depository shall be held (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such Investments in the Depository. If market practice or the rules and regulations of the Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its client assets in such a separate account, the Custodian, the Subcustodian or other agent shall as appropriate segregate such Investments for benefit of the Fund or for benefit of clients of the Custodian generally on its own books.

      5.2 Certificated Assets. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository; all in accordance with customary market practice in the jurisdiction in which any Investments are held.

      5.3 Registered Assets. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph 5.2 above with or without any identification of fiduciary capacity in such registration.

      5.4 Book Entry Assets. Investments which are represented by book-entry may be so held in an account maintained by the Book-entry Agent on behalf of the Custodian, a Subcustodian or another agent of the Custodian, or a Securities Depository.

      5.5 Replacement of Lost Investments. In the event of a loss of Investments for which the Custodian is responsible under the terms of this Agreement, the Custodian shall replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss, or, if less, such other amount as shall be agreed by the parties as the date for settlement.

6. Administrative Duties of the Custodian. The Custodian shall perform the following administrative duties with respect to Investments of the Fund.

      6.1 Purchase of Investments. Pursuant to Instruction, Investments purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such

      6.2 Sale of Investments. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by check or by bank wire transfer, (b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.

      6.3 Delivery and Receipt in Connection with Borrowings of the Fund or other Collateral and Margin Requirements. Pursuant to Instruction, the Custodian may deliver or receive Investments or cash of the Fund in connection with borrowings or loans by the Fund and other collateral and margin requirements.

      6.4 Futures and Options. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin (Tri-Party Agreement), the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (Margin Account), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer Investments into or out of the margin account in accordance with the provisions of such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6. The Custodian shall in no event be responsible for the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.

      6.5 Contractual Obligations and Similar Investments. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the relevant Investment. If the Fund shall at any time acquire such Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.

      6.6 Exchange of Securities. Unless otherwise directed by Instruction, the Custodian shall: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event, and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.

      6.7 Surrender of Securities. Unless otherwise directed by Instruction, the Custodian may surrender securities: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.

      6.8 Rights, Warrants, Etc. Pursuant to Instruction, the Custodian shall
(a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and (b) deposit securities in response to any invitation for the tender thereof.

      6.9 Mandatory Corporate Actions. Unless otherwise directed by Instruction, the Custodian shall: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action; and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.

      6.10 Income Collection. Unless otherwise directed by Instruction, the Custodian shall collect any amount due and payable to the Fund with respect to Investments and promptly credit the amount collected to a Principal or Agency Account; provided, however, that the Custodian shall not be responsible for:
(a) the collection of amounts due and payable with respect to Investments that are in default; or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.

      6.11 Ownership Certificates and Disclosure of the Fund's Interest. The Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments. With respect to securities issued in the United States of America, the Custodian [ ] may [ ] may not release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and the Fund.
IF NO BOX IS CHECKED, THE CUSTODIAN SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES CONTRARY INSTRUCTIONS FROM THE FUND. With respect to securities issued outside of the United States of America, information shall be released in accordance with law or custom of the particular country in which such security is located.

      6.12 Proxy Materials. The Custodian shall deliver, or cause to be delivered, to the Fund proxy forms, notices of meeting, and any other notices or announcements materially affecting or relating to Investments received by the Custodian or any nominee.

      6.13. Taxes. The Custodian shall, where applicable, assist the Fund in the reclamation of taxes withheld on dividends and interest payments received by the Fund. In the performance of its duties with respect to tax withholding and reclamation, the Custodian shall be entitled to rely on the advice of counsel and upon information and advice regarding the Fund's tax status that is received from or on behalf of the Fund without duty of separate inquiry.

      6.14 Other Dealings. The Custodian shall otherwise act as directed by Instruction, including without limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.

    The Custodian shall attend to all nondiscretionary details in connection with the sale or purchase or other administration of Investments, except as otherwise directed by an Instruction, and may make payments to itself or others for minor expenses of administering Investments under this Agreement; provided that the Fund shall have the right to request an accounting with respect to such expenses.

     In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall provide to the Company all material information pertaining to a corporate action which the Custodian actually receives; provided that the Custodian shall not be responsible for the completeness or accuracy of such information. Information relative to any pending corporate action rmade available to the Company via any of the services described in the Electronic and Online Services Schedule shall constitute the delivery of such information by the Custodian hereunder. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian.

      The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (Agents), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement.

7. Cash Accounts, Deposits and Money Movements. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.

      7.1 Types of Cash Accounts. Cash accounts opened on the books of the Custodian (Principal Accounts) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the Custodian for its customers generally (Agency Accounts). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the Fund. Accordingly, the Custodian shall be responsible for exercising reasonable care in the administration of such accounts but shall not be liable for their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.

      7.2 Payments and Credits with Respect to the Cash Accounts. The Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the Custodian in the event such payment is not actually collected. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.

      7.3 Currency and Related Risks. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country
(a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of Section 9 of this Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund.

      7.4 Foreign Exchange Transactions. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with Section 7.4.2 of this Agreement. The obligations of the Custodian in respect of all foreign exchange transactions (whether or not the Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

                7.4.1 Third Party Foreign Exchange Transactions. The Custodian shall process foreign exchange transactions (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's Investments. Accordingly the Custodian shall only be responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder. The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or relating to such foreign exchange transactions in safekeeping. The Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

                7.4.2 Foreign Exchange with the Custodian as Principal. The Custodian may undertake foreign exchange transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by Instruction in the absence of specific agreement, such transaction will be performed in accordance with the usual commercial terms of the Custodian.

      7.5 Delays. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian shall be liable to the Fund: (a) with respect to Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and,
(b) with respect to Agency Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence or willful misconduct.

      7.6 Advances. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), the Fund hereby does:

                7.6.1 acknowledge that the Fund shall have no right or title to any Investments purchased with such Advance save a right to receive such Investments upon: (a) the debit of the Principal or Agency Account; or, (b) if such debit would produce an overdraft in such account, other reimbursement of the associated Advance;

                7.6.2 grant to the Custodian a security interest in all Investments; and,

                7.6.3 agree that the Custodian may secure the resulting Advance by perfecting a security interest in all Investments under Applicable Law.

      Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign the security interest and any other rights granted to the Custodian hereunder to such Subcustodian or other person. If the Fund shall fail to repay when due the principal balance of an Advance and accrued and unpaid interest thereon, the Custodian or its assignee, as the case may be, shall be entitled to utilize the available cash balance in any Agency or Principal Account and to dispose of any Investments to the extent necessary to recover payment of all principal of, and interest on, such Advance in full. The Custodian may assign any rights it has hereunder to a Subcustodian or third party. Any security interest in Investments taken hereunder shall be treated as financial assets credited to securities accounts under Articles 8 and 9 of the Uniform Commercial Code (1997). Accordingly, the Custodian shall have the rights and benefits of a secured creditor that is a securities intermediary under such Articles 8 and 9.

      7.7 Integrated Account. For purposes hereof, deposits maintained in all Principal Accounts (whether or not denominated in Dollars) shall collectively constitute a single and indivisible current account with respect to the Fund's obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of the Fund's obligations under this Section 7. The Custodian shall further have a right of offset against the balances in any Agency Account maintained hereunder to the extent that the aggregate of all Principal Accounts is overdrawn.

8. Subcustodians and Securities Depositories. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with (a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e) the terms of Instructions.

      8.1 Domestic Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository in the United States, including The Depository Trust Company, provided such Depository meets applicable requirements of the Federal Reserve Bank or of the Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.

      8.2 Foreign Subcustodians and Securities Depositories. Unless instructed otherwise by the Fund, the Custodian may deposit and/or maintain non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible securities depository" under Rule 17f-7 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-7") or which by order of the Securities and Exchange Commission is exempted therefrom. Prior to the time that securities are placed with such depository, but subject to the provisions of Section 8.2.4 below, the Custodian shall have prepared an assessment of the custody risks associated with maintaining assets with the Securities Depository and shall have established a system to monitor such risks on a continuing basis in accordance with subsection 8.2.3 of this Section. Additionally, the Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Rule 17f-5 or which by order of the Securities and Exchange Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund in accordance with Subsections 8.2.1 and 8.2.2 hereof, and use of non-U.S. Securities Depositories shall be subject to the terms of Subsections 8.2.3 and
8.2.4 hereof. An Instruction to open an account in a given country shall comprise authorization of the Custodian to hold assets in such country in accordance with the terms of this Agreement. The Custodian shall not be required to make independent inquiry as to the authorization of the Fund to invest in such country.

                8.2.1 Board Approval of Foreign Subcustodians. Unless and except to the extent that the Board has delegated to and the Custodian has accepted delegation of review of certain matters concerning the appointment of Subcustodians pursuant to Subsection 8.2.2, the Custodian shall, prior to the appointment of any Subcustodian for purposes of holding Investments of the Fund outside the United States, obtain written confirmation of the approval of the Board of Trustees or Directors of the Fund with respect to (a) the identity of a Subcustodian, and (b) the Subcustodian agreement which shall govern such appointment, such approval to be signed by an Authorized Person.

                8.2.2      Delegation of Board Review of Subcustodians.
           From time to time, the Custodian may agree to perform certain reviews of Subcustodians and of Subcustodian Contracts as delegate of the Fund's Board. In such event, the Custodian's duties and obligations with respect to this delegated review will be performed in accordance with the terms of the attached 17f-5 Delegation Schedule to this Agreement.

               8.2.3 Monitoring and Risk Assessment of Securities Depositories. Prior to the placement of any assets of the Fund with a non-U.S. Securities Depository, the Custodian: (a) shall provide to the Fund or its authorized representative an assessment of the custody risks associated with maintaining assets within such Securities Depository; and (b) shall have established a system to monitor the custody risks associated with maintaining assets with such Securities Depository on a continuing basis and to promptly notify the Fund or its Investment Adviser of any material changes in such risk. In performing its duties under this subsection, the Custodian shall use reasonable care and may rely on such reasonable sources of information as may be available including but not limited to: (i) published ratings; (ii) information supplied by a Subcustodian that is a participant in such Securities Depository; (iii) industry surveys or publications; (iv) information supplied by the depository itself, by its auditors (internal or external) or by the relevant Foreign Financial Regulatory Authority. It is acknowledged that information procured through some or all of these sources may not be independently verifiable by the Custodian and that direct access to Securities Depositories is limited under most circumstances. Accordingly, the Custodian shall not be responsible for errors or omissions in its duties hereunder provided that it has performed its monitoring and assessment duties with reasonable care. The risk assessment shall be provided to the Fund or its Investment Advisor by such means as the Custodian shall reasonably establish. Advices of material change in such assessment may be provided by the Custodian in the manner established as customary between the Fund and the Custodian for transmission of material market information.

      8.3 Responsibility for Subcustodians. Except as provided in the last sentence of this Section 8.3, the Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that such acts or omissions would be deemed to be negligence, gross negligence or willful misconduct in accordance with the terms of the relevant subcustodian agreement under the laws, circumstances and practices prevailing in the place where the act or omission occurred. The liability of the Custodian in respect of the countries and subcustodians so designated by the Custodian, from time to time, on the Global Custody Network Listing, shall be subject to the additional condition that the Custodian actually recovers such loss or damage from the Subcustodian.

      8.4 New Countries. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent.

9. Responsibility of the Custodian. In performing its duties and obligations hereunder, the Custodian shall use reasonable care under the facts and circumstances prevailing in the market where performance is effected. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. In no event shall the Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer.

      9.1 Limitations of Performance. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:

                9.1.1 Force Majeure. Force Majeure shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its Subcustody Agreement or by any other agent of the Custodian or the Subcustodian, including any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk,
           (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

                9.1.2 Country Risk. Country Risk shall mean, with respect to the acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and markets factors affecting the acquisition, payment for or ownership of Investments including (a) the prevalence of crime and corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets.

            9.1.3 Sovereign Risk. Sovereign Risk shall mean, in respect of any jurisdiction, including the United States of America, where Investments is acquired or held hereunder or under a Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation, expropriation or nationalization of any Investments by any Governmental Authority, whether de facto or de jure, (iv) any devaluation or revaluation of the currency, (d) the imposition of taxes, levies or other charges affecting Investments, (vi) any change in the Applicable Law, or (e) any other economic or political risk incurred or experienced.

      9.2. Limitations on Liability. The Custodian shall not be liable for any loss, claim, damage or other liability arising from the following causes:

                9.2.1 Failure of Third Parties. The failure of any third party including: (a) any issuer of Investments or book-entry or other agent of and issuer; (b) any counterparty with respect to any Investment, including any issuer of exchange-traded or other futures, option, derivative or commodities contract; (c) failure of an Investment Advisor, Foreign Custody Manager or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian.

                9.2.2 Information Sources. The Custodian may rely upon information received from issuers of Investments or agents of such issuers, information received from Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

                9.2.3Reliance on Instruction. Action by the Custodian or the Subcustodian in accordance with an Instruction, even when such action conflicts with, or is contrary to any provision of, the Fund's declaration of trust, certificate of incorporation or by-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund.

                9.2.4 Restricted Securities. The limitations inherent in the rights, transferability or similar investment characteristics of a given Investment of the Fund.


10. Indemnification. The Fund hereby indemnifies the Custodian and each Subcustodian, and their respective agents, nominees and the partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund. Not more than thirty days following the date of such notice, unless the Custodian shall be liable under Section 8 hereof in respect of such claim, the Fund will pay the amount of such claim or reimburse the Custodian for any payment made by the Custodian in respect thereof.

11. Reports and Records. The Custodian shall:

           11.1 create and maintain records relating to the performance of its obligations under this Agreement;

           11.2 make available to the Fund, its auditors, agents and employees, during regular business hours of the Custodian, upon reasonable request and during normal business hours of the Custodian, all records maintained by the Custodian pursuant to paragraph 11.1 above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

           11.3 make available to the Fund all Electronic Reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein.

      The Fund shall examine all records, howsoever produced or transmitted, promptly upon receipt thereof and notify the Custodian promptly of any discrepancy or error therein. Unless the Fund delivers written notice of any such discrepancy or error within a reasonable time after its receipt thereof, such records shall be deemed to be true and accurate.
      It is understood that the Custodian now obtains and will in the future obtain information on the value of assets from outside sources which may be utilized in certain reports made available to the Fund. The Custodian deems such sources to be reliable but it is acknowledged and agreed that the Custodian does not verify nor represent nor warrant as to the accuracy or completeness of such information and accordingly shall be without liability in selecting and using such sources and furnishing such information.

12.   Miscellaneous.

      12.1 Proxies, etc. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be necessary or desirable for the Custodian to provide, or to cause any Subcustodian to provide, custody services.

      12.2 Entire Agreement. Except as specifically provided herein, this Agreement constitutes the entire agreement between the Fund and the Custodian with respect to the subject matter hereof. Accordingly, this Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments.

      12.3 Waiver and Amendment. No provision of this Agreement may be waived, amended or modified, and no addendum to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, shall be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.

      12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.

      12.5 Notices. Notices and other writings contemplated by this Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested, (c) by a nationally recognized overnight courier, or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:

           If to the Fund:
           Eastern Point Advisors Funds Trust
           1500 Forest Avenue
           Richmond, VA  23226
           Attn:     ______________________________

           Telephone:______________________________
           Facsimile ______________________________


           If to the Custodian:

           Brown Brothers Harriman & Co.
           40 Water Street
           Boston, Massachusetts 02109
           Attn:  Manager, Securities Department
           Telephone:     (617) 772-1818
           Facsimile:     (617) 772-2263,

or such other address as the Fund or the Custodian may have designated in writing to the other.

      12.6 Headings. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

      12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian.

      12.8 Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any Regulatory Authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

      12.9 Counsel. In fulfilling its duties hereunder, the Custodian shall be entitled to receive and act upon the advice of (i) counsel regularly retained by the Custodian in respect of such matters, (ii) counsel for the Fund or (iii) such counsel as the Fund and the Custodian may agree upon, with respect to all matters, and the Custodian shall be without liability for any action reasonably taken or omitted pursuant to such advice.

      12.10 Conflict. Nothing contained in this Agreement shall prevent the Custodian and its associates from (i) dealing as a principal or an intermediary in the sale, purchase or loan of the Fund's Investments to, or from the Custodian or its associates; (ii) acting as a custodian, a subcustodian, a trustee, an agent, securities dealer, an investment manager or in any other capacity for any other client whose interests may be adverse to the interest of the Fund; or (iii) buying, holding, lending, and dealing in any way in any assets for the benefit of its own account, or for the account of any other client whose interests may be adverse to the Fund notwithstanding that the same or similar assets may be held or dealt in by, or for the account of the Fund by the Custodian. The Fund hereby voluntarily consents to, and waives any potential conflict of interest between the Custodian and/or its associates and the Fund, and agrees that: (a) the Custodian's and/or its associates' engagement in any such transaction shall not disqualify the Custodian from continuing to perform as the custodian of the Fund under this Agreement; (b)the Custodian and/or its associates shall not be under any duty to disclose any information in connection with any such transaction to the Fund; (c) the Custodian and/or its associates shall not be liable to account to the Fund for any profits or benefits made or derived by or in connection with any such transaction; and
(d) the Fund shall use all reasonable efforts to disclose this provision, among other provisions in this Agreement, to its shareholders.

13. Definitions. The following defined terms will have the respective meanings set forth below.

      13.1 Advance(s) shall mean any extension of credit by or through the Custodian or by or through any Subcustodian and shall include amounts paid to third parties for account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

      13.2 Agency Account(s) shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section 7.1 hereof.

      13.3 Agent(s) shall have the meaning set forth in the last sentence of
Section 6.

      13.4 Applicable Law shall mean with respect to each jurisdiction, all (a) laws, statutes, treaties, regulations, guidelines (or their equivalents); (b) orders, interpretations licenses and permits; and (c) judgments, decrees, injunctions writs, orders and similar actions by a court of competent jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

      13.5 Authorized Person(s) shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1 hereof.

      13.6 Book-entry Agent(s) shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

      13.7 Clearing Corporation shall mean any entity or system established for purposes of providing securities settlement and movement and associated functions for a given market.

      13.8 Delegation Schedule shall mean any separate schedule entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of Subcustodians delegated to the Custodian pursuant to Rule 17f-5.

      13.9 Electronic and Online Services Schedule shall mean any separate agreement entered into between the Custodian and the Company or its authorized representative with respect to certain matters concerning certain electronic and online services as described therein and as may be made available from time to time by the Custodian to the Company.

    13.10 Electronic  Reports shall mean any reports prepared by
the   Custodian   and   remitted   to  the  Fund  or  its   authorized
representative via the internet or electronic mail.

      13.11Foreign Custody Manager shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 of the 1940 Act.

      13.12Foreign Financial Regulatory Authority shall have the meaning given by Section 2(a)(50) of the 1940 Act.

      13.13 Funds Transfer Services Schedule shall mean any separate schedule entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from Principal Accounts of the Fund.

      13.14Global Custody Network Listing shall mean the Countries and Subcustodians approved for Investments in non-U.S. Markets.

      13.15Instruction(s) shall have the meaning assigned in Section 4 hereof.

      13.16 Investment Advisor shall mean any person or entity who is an Authorized Person to give Instructions with respect to the investment and reinvestment of the Fund's Investments.

      13.17Investment(s) shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

      13.18Margin Account shall have the meaning set forth in Section 6.4 hereof.

      13.19Principal Account(s) shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7 hereof.

      13.20Safekeeping Account shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

      13.21 Securities Depository shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market that, if a foreign Securities Depository, meets the definitional requirements of Rule 17f-7 under the 1940 Act.

      13.22 Subcustodian(s) shall mean each foreign bank appointed by the Custodian pursuant to Section 8 hereof, but shall not include Securities Depositories.

      13.23Tri-Party Agreement shall have the meaning set forth in Section 6.4 hereof.

      13.24  1940 Act shall mean the Investment Company Act of 1940.

14. Compensation. The Fund agrees to pay to the Custodian (a) a fee in an amount set forth in the fee letter between the Fund and the Custodian in effect on the date hereof or as amended from time to time, and (b) all out-of-pocket expenses incurred by the Custodian, including the fees and expenses of all Subcustodians, and payable from time to time. Amounts payable by the Fund under and pursuant to this Section 14 shall be payable by wire transfer to the Custodian at BBH&Co. in New York, New York.

15. Termination. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

      15.1 Notice and Effect. This Agreement may be terminated by either party by written notice effective no sooner than seventy-five (75) consecutive calendar days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.

      15.2 Successor Custodian. In the event of the appointment of a successor custodian, it is agreed that the Investments of the fund held by the Custodian or any Subcustodian shall be delivered to the successor custodian in accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.

      15.3 Delayed Succession. If no Instruction has been given as of the effective date of termination, Custodian may at any time on or after such termination date and upon ten (10) consecutive calendar days written notice to the Fund either (a) deliver the Investments of the Fund held hereunder to the Fund at the address designated for receipt of notices hereunder; or (b) deliver any investments held hereunder to a bank or trust company having a capitalization of $2,000,000 USD equivalent and operating under the Applicable law of the jurisdiction where such Investments are located, such delivery to be at the risk of the Fund. In the event that Investments or moneys of the Fund remain in the custody of the Custodian or its Subcustodians after the date of termination owing to the failure of the Fund to issue Instructions with respect to their disposition or owing to the fact that such disposition could not be accomplished in accordance with such Instructions despite diligent efforts of the Custodian, the Custodian shall be entitled to compensation for its services with respect to such Investments and moneys during such period as the Custodian or its Subcustodians retain possession of such items and the provisions of this Agreement shall remain in full force and effect until disposition in accordance with this Section is accomplished.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.


BROWN BROTHERS HARRIMAN & CO.       EASTERN POINT ADVISORS FUNDS TRUST



By: _______________________         By:_____________________________

Name:                               Name:
Title:                              Title:
Date:                               Date:

            FUNDS TRANSFER SERVICES SCHEDULE TO CUSTODIAN AGREEMENT

1. Execution of Payment Orders. Brown Brothers Harriman & Co. (the Custodian) is hereby instructed by EASTERN POINT ADVISORS FUNDS TRUST (the Company) to execute each payment order, whether denominated in United States dollars or other applicable currencies, received by the Custodian in the Company's name as sender and authorized and confirmed by an Authorized Person as defined in a Custodian Agreement dated as of ______________, 2003 by and between the Custodian and the Company, as amended or restated from time thereafter (the Agreement), provided that the Company has sufficient available funds on deposit in a Principal Account as defined in the Agreement and provided that the order (i) is received by the Custodian in the manner specified in this Funds Transfer Services Schedule or any amendment hereafter; (ii) complies with any written instructions and restrictions of the Company as set forth in this Funds Transfer Services Schedule or any amendment hereafter; (iii) is authorized by the Company or is verified by the Custodian in compliance with a security procedure set forth in Paragraph 2 below for verifying the authenticity of a funds transfer communication sent to the Custodian in the name of the Company or for the detection of errors set forth in any such communication; and (iv) contains sufficient data to enable the Custodian to process such transfer.

2. Security Procedure. The Company hereby elects to use the procedure selected below as its security procedure (the Security Procedure). The Security Procedure will be used by the Custodian to verify the authenticity of a payment order or a communication amending or canceling a payment order. The Custodian will act on instructions received provided the instruction is authenticated by the Security Procedure. The Company agrees and acknowledges in connection with (i) the size, type and frequency of payment orders normally issued or expected to be issued by the Company to the Custodian, (ii) all of the security procedures offered to the Company by the Custodian, and (iii) the usual security procedures used by customers and receiving banks similarly situated, that authentication through the Security Procedure shall be deemed commercially reasonable for the authentication of all payment orders submitted to the Custodian. The Company hereby elects (please choose one) the following Security Procedure as described below:

   [ ] BIDS and BIDS Worldview Payment Products. BIDS and BIDS Worldview Payment Products, are on-line payment order authorization facilities with built-in authentication procedures. The Custodian and the Company shall each be responsible for maintaining the confidentiality of passwords or other codes to be used by them in connection with BIDS. The Custodian will act on instructions received through BIDS without duty of further confirmation unless the Company notifies the Custodian that its password is not secure.

   [ ] SWIFT. The Custodian and the Company shall comply with SWIFT's authentication procedures. The Custodian will act on instructions received via SWIFT provided the instruction is authenticated by the SWIFT system.

   [ ] Tested Telex. The Custodian will accept payment orders sent by tested telex, provided the test key matches the algorithmic key the Custodian and Company have agreed to use.

   [ ] Computer Transmission. The Custodian is able to accept transmissions sent from the Company's computer facilities to the Custodian's computer facilities provided such transmissions are encrypted and digitally certified or are otherwise authenticated in a reasonable manner based on available technology. Such procedures shall be established in an operating protocol between the Custodian and the Company.

   [ ] Telefax Instructions. A payment order transmitted to the Custodian by telefax transmission shall transmitted by the Company to a telephone number specified from time to time by the Custodian for such purposes. If it detects no discrepancies, the Custodian will then either:

1. If the telefax requests a repetitive payment order, the Custodian may call the Company at its last known telephone number, request to speak to the Company or Authorized Person, and confirm the authorization and the details of the payment order (a Callback); or

2. If the telefax requests a non-repetitive order, the Custodian will perform a Callback.


      All faxes must be accompanied by a fax cover sheet which indicates the sender's name, company name, telephone number, fax number, number of pages, and number of transactions or instructions attached.

   [ ] Telephonic. A telephonic payment order shall be called into the Custodian at the telephone number designated from time to time by the Custodian for that purpose. The caller shall identify herself/himself as an Authorized Person. The Custodian shall obtain the payment order data from the caller. The Custodian shall then:

             1. If a telephonic repetitive payment order, the Custodian may perform a Callback; or

             2. If a telephonic non-repetitive payment order, the Custodian will perform a Callback.

In the event the Company chooses a procedure which is not a Security Procedure as described above, the Company agrees to be bound by any payment order (whether or not authorized) issued in its name and accepted by the Custodian in compliance with the procedure selected by the Company.

3. Rejection of Payment Orders. The Custodian shall give the Company timely notice of the Custodian's rejection of a payment order. Such notice may be given in writing or orally by telephone, each of which is hereby deemed commercially reasonable. In the event the Custodian fails to execute a properly executable payment order and fails to give the Company notice of the Custodian's non-execution, the Custodian shall be liable only for the Company's actual damages and only to the extent that such damages are recoverable under UCC 4A (as defined in Paragraph 7 below). Notwithstanding anything in this Funds Transfer Services Schedule and the Agreement to the contrary, the Custodian shall in no event be liable for any consequential or special damages under this Funds Transfer Services Schedule, whether or not such damages relate to services covered by UCC 4A, even if the Custodian has been advised of the possibility of such damages. Whenever compensation in the form of interest is payable by the Custodian to the Company pursuant to this Funds Transfer Services Schedule, such compensation will be payable in accordance with UCC 4A.

4. Cancellation of Payment Orders. The Company may cancel a payment order but the Custodian shall have no liability for the Custodian's failure to act on a cancellation instruction unless the Custodian has received such cancellation instruction at a time and in a manner affording the Custodian reasonable opportunity to act prior to the Custodian's execution of the order. Any cancellation shall be sent and confirmed in the manner set forth in Paragraph 2 above.

5. Responsibility for the Detection of Errors and Unauthorized Payment Orders. Except as may be provided, the Custodian is not responsible for detecting any Company error contained in any payment order sent by the Company to the Custodian. In the event that the Company's payment order to the Custodian either
(i) identifies the beneficiary by both a name and an identifying or bank account number and the name and number identify different persons or entities, or (ii) identifies any bank by both a name and an identifying number and the number identifies a person or entity different from the bank identified by name, execution of the payment order, payment to the beneficiary, cancellation of the payment order or actions taken by any bank in respect of such payment order may be made solely on the basis of the number. The Custodian shall not be liable for interest on the amount of any payment order that was not authorized or was erroneously executed unless the Company so notifies the Custodian within thirty
(30) business days following the Company's receipt of notice that such payment order had been processed. If a payment order in the name of the Company and accepted by the Custodian was not authorized by the Company, the liability of the parties will be governed by the applicable provisions of UCC 4A.

6. Laws and Regulations. The rights and obligations of the Custodian and the Company with respect to any payment order executed pursuant to this Funds Transfer Services Schedule will be governed by any applicable laws, regulations, circulars and funds transfer system rules, the laws and regulations of the United States of America and of other relevant countries including exchange control regulations and limitations on dealings or other sanctions, and including without limitation those sanctions imposed under the law of the United States of America by the Office of Foreign Assets Control. Any taxes, fines, costs, charges or fees imposed by relevant authorities on such transactions shall be for the account of the Company.

7. Miscellaneous. All accounts opened by the Company or its authorized agents at the Custodian subsequent to the date hereof shall be governed by this Funds Transfer Schedule. All terms used in this Funds Transfer Services Schedule shall have the meaning set forth in Article 4A of the Uniform Commercial Code as currently in effect in the State of New York (UCC 4A) unless otherwise set forth herein. The terms and conditions of this Funds Transfer Services Schedule are in addition to, and do not modify or otherwise affect, the terms and conditions of the Agreement and any other agreement or arrangement between the parties hereto.

8. Indemnification. The Custodian does not recommend the sending of instructions by telefax or telephonic means as provided in Paragraph 2. BY ELECTING TO SEND INSTRUCTIONS BY TELEFAX OR TELEPHONIC MEANS, THE COMPANY AGREES TO INDEMNIFY THE CUSTODIAN AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL LOSSES THEREFROM.
                 ---------------------------------------------

           OPTIONAL: The Custodian will perform a Callback if instructions are sent by telefax or telephonic means as provided in Paragraph 2. THE COMPANY MAY, AT ITS OWN RISK AND BY HEREBY AGREEING TO INDEMNIFY THE CUSTODIAN AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL LOSSES THEREFROM, ELECT TO WAIVE A CALLBACK BY THE CUSTODIAN BY INITIALLING HERE:____
                 ---------------------------------------------

Accepted and agreed:

BROWN BROTHERS HARRIMAN & CO.  EASTERN POINT ADVISORS FUNDS TRUST


By: __________________________________    By: ________________________________
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:

                         ELECTRONIC AND ON-LINE SERVICES
                                    SCHEDULE


This Electronic and On-Line Services Schedule (this Schedule) to a Custodian Agreement dated as of _____________________(as amended from time to time hereafter, the Agreement) by and between Brown Brothers Harriman & Co. (we, us our) and EASTERN POINT ADVISORS FUNDS TRUST (you, your), provides general provisions governing your use of and access to the Services (as hereinafter defined) provided to you by us via the Internet (at www.bbhco.com or such other URL as we may instruct you to use to access our products) and via a direct dial-up connection between your computer and our computers, as of ________________, _____, 2003 (the Effective Date). Use of the Services constitutes acceptance of the terms and conditions of this Schedule, any Appendices hereto, the Terms and Conditions posted on our web site, and any terms and conditions specifically governing a particular Service or our other products, which may be set forth in the Agreement or in a separate related agreement (collectively, the Related Agreements).

1. General Terms.

   You will be granted access to our suite of online products, which may include, but shall not be limited to the following services via the Internet or dial-up connection (each separate service is a Service; collectively referred to as the Services):

1.1. BIDS(R) and BIDS WorldView, a system for effectuating securities and fund trade instruction and execution, processing and handling instructions, and for the input and retrieval of other information;

1.2.      F/X WorldView, a system for executing foreign exchange trades;

1.3. Fund WorldView, a system for receiving fund and prospectus information;

1.4. BBHCOnnect, a system for placing securities trade instructions and following the status and detail of trades;

1.5. ActionViewSM, a system for receiving certain corporate action information;

1.6.      Risk View, an interactive portfolio risk analysis tool; and

1.7.      Such other services as we shall from time to time offer.

2.        Security / Passwords.

2.1. A digital certificate and/or an encryption key may be required to access certain Services. You may apply for a digital certificate and/or an encryption key by following the procedures set forth at http://www.bbh.com/certs/. You also will need an identification code
          (ID) and password(s) (Password) to access the Services.

2.2. You agree to safeguard your digital certificate and/or encryption key, ID, and Password and not to give or make available, intentionally or otherwise, your digital certificate, ID, and/or Password to any unauthorized person. You must immediately notify us in writing if you believe that your digital certificate and/or encryption key, Password, or ID has been compromised or if you suspect unauthorized access to your account by means of the Services or otherwise, or when a person to whom a digital certificate and/or an encryption key, Password, or ID has been assigned leaves or is no longer permitted to access the Services.

2.3. We will not be responsible for any breach of security, or for any unauthorized trading or theft by any third party, caused by your failure (be it intentional, unintentional, or negligent) to maintain the confidentiality of your ID and/or Password and/or the security of your digital certificate and/or encryption key.

3.        Instructions.

3.1. Proper instructions under this Schedule shall be provided as designated in the Related Agreements (Instructions).

3.2. The following additional provisions apply to Instructions provided via the Services:

a. Instructions sent by electronic mail will not be accepted or acted upon.

b. You authorize us to act upon Instructions received through the Services utilizing your digital certificate, ID, and/or Password as though they were duly authorized written instructions, without any duty of verification or inquiry on our part, and agree to hold us harmless for any losses you experience as a result.

c. From time to time, the temporary unavailability of third party telecommunications or computer systems required by the Services may result in a delay in processing Instructions. In such an event, we shall not be liable to you or any third party for any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind (including without limitation, reasonable attorneys', accountants', consultants', or experts' fees and disbursements) that you experience due to such a delay.

4.        Electronic Documents.

   We may make periodic statements, disclosures, notices, and other documents available to you electronically, and, subject to any delivery and receipt verification procedures required by law, you agree to receive such documents electronically and to check the statements for accuracy. If you believe any such statement contains incorrect information, you must follow the procedures set forth in the Related Agreement(s).

5.    Malicious Code.

   You understand and agree that you will be responsible for the introduction (by you, your employees, agents, or representatives) into the Services, whether intentional or unintentional, of (i) any virus or other code, program, or sub-program that damages or interferes with the operation of the computer system containing the code, program or sub-program, or halts, disables, or interferes with the operation of the Services themselves; or
   (ii) any device, method, or token whose knowing or intended purpose is to permit any person to circumvent the normal security of the Services or the system containing the software code for the Services (Malicious Code). You agree to take all necessary actions and precautions to prevent the introduction and proliferation of any Malicious Code into those systems that interact with the Services.

6.    Indemnification.

   For avoidance of doubt, you hereby agree that the provisions in the Related Agreement(s) related to your indemnification of us and any limitations on our liability and responsibilities to you shall be applicable to this Agreement, and are hereby expressly incorporated herein. You agree that the Services are comprised of telecommunications and computer systems, and that it is possible that Instructions, information, transactions, or account reports might be added to, changed, or omitted by electronic or programming malfunction, unauthorized access, or other failure of the systems which comprise the Services, despite the security features that have been designed into the Services. You agree that we will not be liable for any action taken or not taken in complying with the terms of this Schedule, except for our willful misconduct or gross negligence. The provisions of this paragraph shall survive the termination of this Schedule and the Related Agreements.



7.    Payment.

   You may be charged for services hereunder as set forth in a fee schedule from time to time agreed by us.

8.     Term/Termination.

8.1. This Schedule is effective as of the date you sign it or first use the Services, whichever is first, and continues in effect until such time as either you or we terminate the Schedule in accordance with this Section 8 and/or until your off-line use of the Services is terminated.

8.2. We may terminate your access to the Services at any time, for any reason, with five (5) business days prior notice; provided that we may terminate your access to the Services with no prior notice (i) if your account with us is closed, (ii) if you fail to comply with any of the terms of this Agreement, (iii) if we believe that your continued access to the Services poses a security risk, or (iv) if we believe that you are violating or have violated applicable laws, and we will not be liable for any loss you may experience as a result of such termination. You may terminate your access to the Services at any time by giving us ten (10) business days notice. Upon termination, we will cancel all your Passwords and IDs and any in-process or pending Instructions will be carried out or cancelled, at our sole discretion.

9.     Miscellaneous.

9.1. Notices. All notices, requests, and demands (other than routine operational communications, such as Instructions) shall be in such form and effect as provided in the Related Agreement(s).

9.2. Inconsistent Provisions. Each Service may be governed by separate terms and conditions in addition to this Schedule and the Related Agreement(s). Except where specifically provided to the contrary in this Schedule, in the event that such separate terms and conditions conflict with this Schedule and the Related Agreement(s), the provisions of this Schedule shall prevail to the extent this Schedule applies to the transaction in question.

9.3. Binding Effect; Assignment; Severability. This Schedule shall be binding on you, your employees, officers and agents. We may assign or delegate our rights and duties under this Schedule at any time without notice to you. Your rights under this Schedule may not be assigned without our prior written consent. In the event that any provision of this Schedule conflicts with the law under which this Schedule is to be construed or if any such provision is held invalid or unenforceable by a court with jurisdiction over you and us, such provision shall be deemed to be restated to effectuate as nearly as possible the purposes of the Schedule in accordance with applicable law. The remaining provisions of this Schedule and the application of the challenged provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision shall be valid and enforceable to the full extent permitted by law.

9.4. Choice of Law; Jury Trial. This Schedule shall be governed by and construed, and the legal relations between the parties shall be determined, in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws. Each party agrees to waive its right to trial by jury in any action or proceeding based upon or related to this Agreement. The parties agree that all actions and proceedings based upon or relating to this Schedule shall be litigated exclusively in the federal and state courts located within New York City, New York.

                               EASTERN POINT ADVISORS FUNDS TRUST



                               By:

                               Title:

                               Date:

                            17f-5 DELEGATION SCHEDULE


      By its execution of this Delegation Schedule dated as of _____________, 2003 EASTERN POINT ADVISORS FUNDS TRUST, a management investment company registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940, as amended, (the 1940 Act), acting through its Board of Directors/Trustees or its duly appointed representative (the Fund), hereby appoints BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the Delegate) as its delegate to perform certain functions with respect to the custody of Fund's Assets outside the United States.

1. Maintenance of Fund's Assets Abroad. The Fund, acting through its Board or its duly authorized representative, hereby instructs Delegate pursuant to the terms of the Custodian Agreement dated as of the date hereof executed by and between the Fund and the Delegate (the Custodian Agreement) to place and maintain the Fund's Assets in countries outside the United States in accordance with Instructions received from the Fund's Investment Advisor. Such instruction shall represent an Instruction under the terms of the Custodian Agreement. The Fund acknowledges that (a) the Delegate shall perform services hereunder only with respect to the countries where it accepts delegation as Foreign Custody Manager as indicated on your Global Custody Network Listing; (b) depending on conditions in the particular country, advance notice may be required before the Delegate shall be able to perform its duties hereunder in or with respect to such country (such advance notice to be reasonable in light of the specific facts and circumstances attendant to performance of duties in such country); and
(c) nothing in this Delegation Schedule shall require the Delegate to provide delegated or custodial services in any country, and there may from time to time be countries as to which the Delegate determines it will not provide delegation services.

2. Delegation. Pursuant to the provisions of Rule 17f-5 under the 1940 Act as amended, the Board hereby delegates to the Delegate, and the Delegate hereby accepts such delegation and agrees to perform, only those duties set forth in this Delegation Schedule concerning the safekeeping of the Fund's Assets in each of the countries as to which it acts as the Board's delegate. The Delegate is hereby authorized to take such actions on behalf of or in the name of the Fund as are reasonably required to discharge its duties under this Delegation Schedule, including, without limitation, to cause the Fund's Assets to be placed with a particular Eligible Foreign Custodian in accordance herewith. The Fund confirms to the Delegate that the Fund or its investment adviser has considered the Sovereign Risk and prevailing Country Risk as part of its continuing investment decision process, including such factors as may be reasonably related to the systemic risk of maintaining the Fund's Assets in a particular country, including, but not limited to, financial infrastructure, prevailing custody and settlement systems and practices (including the use of any Securities Depository in the context of information provided by the Custodian in the performance of its duties as required under Rule 17f-7 and the terms of the Custodian Agreement governing such duties), and the laws relating to the safekeeping and recovery of the Fund's Assets held in custody pursuant to the terms of the Custodian Agreement.

3. Selection of Eligible Foreign Custodian and Contract Administration. The Delegate shall perform the following duties with respect to the selection of Eligible Foreign Custodians and administration of certain contracts governing the Fund's foreign custodial arrangements:

        (a) Selection of Eligible Foreign Custodian. The Delegate shall place and maintain the Fund's Assets with an Eligible Foreign Custodian; provided that the Delegate shall have determined that the Fund's Assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market after considering all factors relevant to the safekeeping of such assets including without limitation:

        (i) The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the controls and procedures for dealing with any Securities Depository, the method of keeping custodial records, and the security and data protection practices;
        (ii) Whether the Eligible Foreign Custodian has the requisite financial strength to provide reasonable care for the Fund's Assets;
        (iii)The Eligible Foreign  Custodian's general reputation and standing;
      and
        (iv) Whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of such Eligible Foreign Custodian in the United States or such Eligible Foreign Custodian's appointment of an agent for service of process in the United States or consent to jurisdiction in the United States.

The Delegate shall be required to make the foregoing determination to the best of its knowledge and belief based only on information reasonably available to it.

        (b) Contract Administration. The Delegate shall cause that the foreign custody arrangements with an Eligible Foreign Custodian shall be governed by a written contract that the Delegate has determined will provide reasonable care for Fund assets based on the standards applicable to custodians in the relevant market. Each such contract shall, except as set forth in the last paragraph of this subsection (b), include provisions that provide:

        (i) For indemnification or insurance arrangements (or any combination of the foregoing) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such contract;
        (ii) That the Fund's Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Custodian arising under bankruptcy, insolvency or similar laws;
        (iii)That beneficial ownership of the Fund's Assets will be freely transferable without the payment of money or value other than for safe custody or administration;
        (iv) That adequate records will be maintained identifying the Fund's Assets as belonging to the Fund or as being held by a third party for the benefit of the Fund;
        (v) That the Fund's independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of such records; and
        (vi) That the Delegate will receive sufficient and timely periodic reports with respect to the safekeeping of the Fund's Assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing the Fund's Assets.

      Such contract may contain, in lieu of any or all of the provisions specified in this Section 3(b), such other provisions that the Delegate determines will provide, in their entirety, the same or a greater level of care and protection for the Fund's Assets as the specified provisions, in their entirety.

      (c) Limitation to Delegated Selection. Notwithstanding anything in this Delegation Schedule to the contrary, the duties under this Section 3 shall apply only to Eligible Foreign Custodians selected by the Delegate and shall not apply to Securities Depositories or to any Eligible Foreign Custodian that the Delegate is directed to use pursuant to Section 7 of this Delegation Schedule.


4. Monitoring. The Delegate shall establish a system to monitor at reasonable intervals (but at least annually) the appropriateness of maintaining the Fund's Assets with each Eligible Foreign Custodian that has been selected by the Delegate pursuant to Section 3 of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of placement of the Fund's Assets in accordance with the criteria established under Section 3(a) of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of the contract governing the Fund's arrangements in accordance with the criteria established under Section 3(b) of this Delegation Schedule.

5. Reporting.At least annually and more frequently as mutually agreed between the parties, the Delegate shall provide to the Board written reports specifying placement of the Fund's Assets with each Eligible Foreign Custodian selected by the Delegate pursuant to Section 3 of this Delegation Schedule and shall promptly report as to any material changes to such foreign custody arrangements. Delegate will prepare such a report with respect to any Eligible Foreign Custodian that the Delegate has been instructed to use pursuant to Section 7 of this Delegation Schedule only to the extent specifically agreed with respect to the particular situation.

6. Withdrawal of Fund's Assets. If the Delegate determines that an arrangement with a specific Eligible Foreign Custodian selected by the Delegate under
Section 3 of this Delegation Schedule no longer meets the requirements of said Section, Delegate shall withdraw the Fund's Assets from the non-complying arrangement as soon as reasonably practicable; provided, however, that if in the reasonable judgment of the Delegate, such withdrawal would require liquidation of any of the Fund's Assets or would materially impair the liquidity, value or other investment characteristics of the Fund's Assets, it shall be the duty of the Delegate to provide information regarding the particular circumstances and to act only in accordance with Instructions of the Fund or its Investment Advisor with respect to such liquidation or other withdrawal.

7. Direction as to Eligible Foreign Custodian. Notwithstanding this Delegation Schedule, the Fund, acting through its Board, its Investment Advisor or its other authorized representative, may direct the Delegate to place and maintain the Fund's Assets with a particular Eligible Foreign Custodian, including without limitation with respect to investment in countries as to which the Custodian will not provide delegation services. In such event, the Delegate shall be entitled to rely on any such instruction as an Instruction under the terms of the Custodian Agreement and shall have no duties under this Delegation Schedule with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular instance.

8. Standard of Care. In carrying out its duties under this Delegation Schedule, the Delegate agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for safekeeping the Fund's Assets would exercise.

9. Representations. The Delegate hereby represents and warrants that it is a U.S. Bank and that this Delegation Schedule has been duly authorized, executed and delivered by the Delegate and is a legal, valid and binding agreement of the Delegate.

        The Fund hereby represents and warrants that its Board of Directors has determined that it is reasonable to rely on the Delegate to perform the delegated responsibilities provided for herein and that this Delegation Schedule has been duly authorized, executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund.

10. Effectiveness; termination. This Delegation Schedule shall be effective as of the date on which this Delegation Schedule shall have been accepted by the Delegate, as indicated by the date set forth below the Delegate's signature. This Delegation Schedule may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Such termination shall be effective on the 30th calendar day following the date on which the non-terminating party shall receive the foregoing notice. The foregoing to the contrary notwithstanding, this Delegation Schedule shall be deemed to have been terminated concurrently with the termination of the Custodian Agreement.

11. Notices. Notices and other communications under this Delegation Schedule are to be made in accordance with the arrangements designated for such purpose under the Custodian Agreement unless otherwise indicated in a writing referencing this Delegation Schedule and executed by both parties.

12. Definitions. Capitalized terms in this Delegation Schedule have the following meanings:

        a. Eligible Foreign Custodian - shall have the meaning set forth in Rule 17f-5(a)(1) and shall also include a U.S. Bank.

        b. Fund's Assets - shall mean any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

        c. Instructions - shall have the meaning set forth in the Custodian Agreement.

        d. Securities Depository - shall have the meaning set forth in Rule
        17f-7.

        e. Sovereign Risk - shall have the meaning set forth in Section [6.3] of the Custodian Agreement.

        f . U.S. Bank - shall mean a bank which qualifies to serve as a custodian of assets of investment companies under Section 17(f) of the Act.


13. Governing Law and Jurisdiction. This Delegation Schedule shall be construed in accordance with the laws of the State of New York. The parties hereby submit to the exclusive jurisdiction of the Federal courts sitting in the State of New York or the Commonwealth of Massachusetts or of the state courts of either such State or such Commonwealth.

14. Fees.Delegate shall perform its functions under this Delegation Schedule for the compensation determined under the Custodian Agreement.

15. Integration. This Delegation Schedule sets forth all of the Delegate's duties with respect to the selection and monitoring of Eligible Foreign Custodians, the administration of contracts with Eligible Foreign Custodians, the withdrawal of assets from Eligible Foreign Custodians and the issuance of reports in connection with such duties. The terms of the Custodian Agreement shall apply generally as to matters not expressly covered in this Delegation Schedule, including dealings with the Eligible Foreign Custodians in the course of discharge of the Delegate's obligations under the Custodian Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.



BROWN BROTHERS HARRIMAN & CO.       EASTERN POINT ADVISORS FUNDS TRUST



By: ________________________         By:___________________________
Name:                                Name:
Title:                               Title:

                                                             EXHIBIT 23(h)(1)(a)



                        ADMINISTRATIVE SERVICES AGREEMENT



      Administrative Services Agreement (the "Agreement") dated May 1, 2002 by and between EASTERN POINT ADVISORS FUNDS TRUST (the "Trust"), a diversified, open-end management investment company, duly organized as a business trust in accordance with the laws of the State of Delaware and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

      WITNESSETH THAT:

      WHEREAS, the Trust desires to appoint CSS as its Administrative Services Agent, for and on behalf of the currently existing series of the Trust (the "Series") and any additional series of the Trust as may from time to time be created and designated by the Trust and which become subject to this Agreement by the mutual consent of the parties hereto, to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Trust in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Trust and the Series, and provide ministerial services to implement the investment decisions of the Trust and the investment adviser of the Series, Eastern Point Advisors, Inc. (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Series pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Trust and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Trust, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Trust or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Trust shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Trust to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Trust and CSS.

      Section 3. The Trust shall confirm to the Trust's Transfer Agent all purchases and redemptions of shares of the Series effected through the Trust or its distributor, as and when such orders are accepted by the Trust or an authorized agent of the Trust designated for that purpose. CSS shall receive from the Trust's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Trust will be calculated in accordance with Rule 22c-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and as otherwise directed by the Board of Trustees of the Trust.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Trust's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Trust in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Trust may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Trust, and shall be made available to the Trust, within a reasonable period of time, upon demand. CSS shall assist the Trust's independent auditors, or any other person authorized by the Trust or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Trust's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Trust of any necessary information, CSS shall assist the Trust in organizing necessary data for the Trust's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Trust and CSS shall agree upon from time to time.

      Section 6. CSS and the Trust may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Trust or directed by the Trust, does not conflict with or violate any requirements of Trust's Prospectus(es), Certificate of Trust, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Trust (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Trust's procedures.

      Section 7. CSS may rely upon the advice of the Trust and upon statements of the Trust's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions and certified copy of any resolution of the Board of Trustees of the Trust or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Trust until receipt of notification thereof by the Trust.

      The Trust shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Trust, or the failure of the Trust to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Trust shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Trust reasonable opportunity to defend against such claim in the name of the Trust or CSS or both.

      Section 9. The Trust agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Trust's Board of Trustees and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Trust and CSS are open. CSS will be open for business on days when the Trust is open for business and/or as otherwise set forth in the Trust's Prospectus(es) and Statement(s) of Additional Information.

      Section 11. Either the Trust or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than sixty (60) days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Trust and preceded by a certificate from the Trust's Secretary so attesting.

      Notices to the Trust shall be directed to:

           230 Broadway East, Suite 203
           Lynnfield, Massachusetts 01940

      Notices to CSS shall be directed to:

           1500 Forest Avenue, Suite 223
           Richmond, Virginia 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of CSS, or by CSS without the written consent of the Trust, authorized or approved by a resolution of its Board of Trustees.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Trustees of the Trust, to give Oral Instructions on behalf of the Trust.

      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Trustees of the Trust to give Written Instructions on behalf of the Trust.

      The Trust shall file with CSS a certified copy of each resolution of its Board of Trustees authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                EASTERN POINT ADVISORS FUNDS TRUST



                By: /s/ Theodore E. Charles
                    -----------------------------------
                    Theodore E. Charles
                    Chairman of the Board of Trustees,
                    President and Trustee


                COMMONWEALTH SHAREHOLDER SERVICES, INC.



                By:  /s/ John Pasco, III
                     ----------------------------------
                    John Pasco, III
                    Chief Executive Officer

                                                             EXHIBIT 23(h)(2)(a)



                               FUND SERVICES, INC.

                            TRANSFER AGENT AGREEMENT


      THIS AGREEMENT, dated May 1, 2002, between EASTERN POINT ADVISORS FUNDS TRUST, (the "Trust"), a Delaware Business Trust operating as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act") duly organized and existing under the laws of the State of Delaware, and FUND SERVICES, INC., a corporation organized under the laws of the State of Virginia ("FSI"), provides as follows:

      WHEREAS, FSI has agreed to act as transfer agent for the purpose of recording the transfer, issuance and redemption of Shares of the Trust, transferring the Shares of the Trust, disbursing dividends and other distributions to Shareholders, filing various tax forms, mailing shareholder information and receiving and responding to various shareholder inquiries;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties do hereby agree as follows:

      SECTION 1.The Trust hereby appoints FSI as its transfer agent and FSI agrees to act in such capacity upon the terms set forth in this Agreement.

      SECTION 2.The Trust shall furnish to FSI a supply of blank Share Certificates and, from time to time, will renew such supply upon FSI's request. Blank Share Certificates shall be signed manually or by facsimile signatures of officers of the Trust and, if required by FSI, shall bear the Trust's seal or a facsimile thereof.

      SECTION 3.FSI shall make original issues of Shares of the Trust in accordance with SECTIONS 13 and 14 below and the Trust's then current prospectus, upon receipt of (i) Written Instructions requesting the issuance,
(ii) a certified copy of a resolution of the Trust's Board of Trustees authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such additional Shares, (iv) an opinion of the Trust's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Trust of an appropriate notice with the Securities and Exchange Commission, as required by Rule 24f-2 of the Investment Company Act of 1940, as amended from time to time. If the opinion described in (iv) above is contingent upon a filing under such rule, the Trust shall fully indemnify FSI for any liability arising from the failure of the Trust to comply with such rule.

      SECTION 4.Transfers of Shares of the Trust shall be registered and, subject to the provisions of SECTION 10, new Share Certificates shall be issued by FSI upon surrender of outstanding Share Certificates in the form deemed by FSI to be properly endorsed for transfer, which form shall include (i) all necessary endorsers' signatures guaranteed by a member firm of a national securities exchange or a domestic commercial bank, (ii) such assurances as FSI may deem necessary to evidence the genuineness and effectiveness of each endorsement and (iii) satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall take reasonable measures as instructed by the Trust and agreed upon by FSI to enable the Trust to identify proposed transfers that, if effected, will likely cause the Trust to fall within the Internal Revenue Code definitions of a personal holding company and shall not make such transfers contrary to the Trust's instructions without the prior written approval of the Trust and its counsel.

      SECTION 5.FSI shall forward Share Certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. While in transit to the addressee, all deliveries of Share Certificates shall be insured by FSI as it deems appropriate. FSI shall not mail Share Certificates in "negotiable" form, unless requested in writing by the Trust and fully indemnified by the Trust to FSI's satisfaction.

      SECTION 6.In registering transfers of Shares the Trust, FSI may rely upon the Uniform Commercial Code or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Trust from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry, or (iv) refusing registration whenever an adverse claim requires such refusal.

      SECTION 7.FSI may issue new Share Certificates in place of those lost, destroyed or stolen, upon receiving indemnity satisfactory to FSI and may issue new Share Certificates in exchange for, and upon surrender of, mutilated Share Certificates as FSI deems appropriate.

      SECTION 8.Unless otherwise directed by the Trust, FSI may issue or register Share Certificates reflecting the signature, or facsimile thereof, of an officer who has died, resigned or been removed by the Trust. The Trust shall file promptly with FSI any approvals, adoptions or ratifications of such actions as may be required by law or FSI.

      SECTION 9.FSI shall maintain customary stock registry records for the Trust, noting the issuance, transfer or redemption of Shares and the issuance and transfer of Share Certificates. FSI may also maintain for the Trust an account entitled "Unissued Certificate Account," in which it will record the Shares, and fractions thereof, issued and outstanding from time to time for which issuance of Share Certificates has not been requested. FSI is authorized to keep records for the Trust, containing the names and last known addresses of Shareholders and Planholders, and the number of Shares, and fractions thereof, from time to time owned by them for which no Share Certificates are outstanding. Each Shareholder or Planholder will be assigned a single account number for the Trust, even though Shares held under each Plan and Shares for which Certificates have been issued will be accounted for separately. Whenever a Shareholder deposits Shares represented by Share Certificates in a Plan that permits the deposit of Shares thereunder, FSI upon receipt of the Share Certificates registered in the name of the Shareholder (or if not registered, in proper form for transfer), shall cancel such Share Certificates, debit the Shareholder's individual account, credit the Shares to the Unissued Share Certificate Account pursuant to SECTION 10 below and credit the deposited Shares to the proper Plan account.

      SECTION 10. FSI shall issue Share Certificates for Shares of the
Trust only upon receipt of a written request from a Shareholder. If Shares are purchased without such request, FSI shall merely note on its stock registry records the issuance of the Shares and fractions thereof and credit the Unissued Certificate Account and the respective Shareholders' accounts with the Shares. Whenever Shares, and fractions thereof, owned by Shareholders are surrendered for redemption, FSI may process the transactions by making appropriate entries in the stock transfer records, and debiting the Unissued Certificate Account and the record of issued Shares outstanding; it shall be unnecessary for FSI to reissue Share Certificates in the name of the Trust.

      SECTION 11. FSI shall also perform the usual duties and functions required of a stock transfer agent for a corporation, including but not limited to (i) issuing Share Certificates as Treasury Shares, as directed by Written Instructions, and (ii) transferring Share Certificates from one Shareholder to another in the usual manner. FSI may rely conclusively and act without further investigation upon any list, instruction, certification, authorization, Share Certificate or other instrument or paper reasonably believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned or executed or authorized by a duly-authorized person or persons, or by the Trust, upon the advice of counsel for the Trust or for FSI, or upon the net asset value quotation of the Service Agent, as hereinafter defined. FSI may record any transfer of Share Certificates which it reasonably believes in good faith to have been duly-authorized, or may refuse to record any transfer of Share Certificates if, in good faith, it deems such refusal necessary in order to avoid any liability on the part of either the Trust or FSI. The Trust agrees to indemnify and hold harmless FSI from and against any and all losses, costs, claims, and liability that it may suffer or incur by reason of such good faith reliance, action or failure to act.

      SECTION 12. FSI shall notify the Trust of any request or demand for the inspection of the Trust's share records. FSI shall abide by the Trust's instructions for granting or denying the inspection; provided, however, FSI may grant the inspection without such instructions if it is advised by its counsel that failure to do so will result in liability to FSI.

      SECTION 13. For purposes of this Section, the Trust hereby instructs FSI to consider Shareholder and Planholder payments as federal funds on the day indicated below:

      (a) for a wire received prior to 12:00 noon Eastern time, on the same day;
      (b) for a wire received on or after 12:00 noon Eastern time, on the next business day;
      (c) for a check received prior to 12:00 noon Eastern time, on the second business day following receipt; and
      (d) for a check received on or after 12:00 noon Eastern time, on the third business day following receipt.

Immediately after 4:00 p.m. Eastern time or such other time as the Trust may reasonably specify (the "Valuation Time") on each day that the Trust and FSI are open for business, FSI shall obtain from the Trust's service agent, as specified by the Trust in writing to FSI, a quotation (on which it may conclusively rely) of the net asset value, determined as of the Valuation Time on that day. On each day FSI is open for business, it shall use the net asset value determined by the Service Agent to compute the number of Shares and fractional Shares to be purchased and the aggregate purchase proceeds to be deposited with the Custodian. As necessary but no more frequently than daily (unless a more frequent basis is agreed to by FSI), FSI shall place a purchase order with the Custodian for the proper number of Shares and fractional Shares to be purchased and promptly thereafter shall send written confirmation of such purchase to the Custodian and the Trust.

      SECTION 14. Having made the calculations required by SECTION 13, FSI shall thereupon pay the Custodian the aggregate net asset value of Shares of the Trust purchased. The aggregate number of Shares and fractional Shares purchased shall then be issued daily and credited by FSI to the Unissued Certificate Account. FSI shall also credit each Shareholder's separate account with the number of shares purchased by such Shareholder. FSI shall promptly thereafter mail written confirmation of the purchase to each Shareholder or Planholder, and if requested, to a specified broker-dealer and the Trust. Each confirmation shall indicate the prior Share balance, the new Share balance, the Shares held under a Plan (if any), the Shares for which Share Certificates are outstanding (if any), the amount invested and the price paid for the newly-purchased Shares.

      SECTION 15. Prior to the Valuation Time on each business day, as specified in accordance with SECTION 13 above, FSI shall process all requests to redeem Shares of the Trust and advise the Custodian of (i) the total number of Shares of the Trust available for redemption and (ii) the number of Shares and fractional Shares of the Trust requested to be redeemed. Upon confirmation of the net asset value, FSI shall notify the Trust and the Custodian of the redemption, apply the redemption proceeds in accordance with SECTION 16 and the Trust's prospectus, record the redemption in the stock registry books, and debit the redeemed Shares from the Unissued Certificate Account and the individual account of the Shareholder or Planholder.

      In lieu of carrying out the redemption procedures described in the preceding paragraph, FSI may, at the request of the Trust, sell Shares of the Trust to the Trust as repurchases from Shareholders and/or Planholders, provided that the sales price is not less than the applicable redemption price. The redemption procedures shall then be appropriately modified.

      SECTION 16. The proceeds of redemption shall be remitted by FSI in accordance with the Trust's then current prospectus as follows:

           (a) By check mailed to the Shareholder or Planholder at his last known address. The request and stock certificates, if any, for Shares being redeemed must reflect a guarantee of the owner's signature by a domestic commercial bank or trust company or a member firm of a national securities exchange. If Share Certificates have not been issued to the redeeming Shareholder or Planholder, the signature of the Shareholder or Planholder on the redemption request must be similarly guaranteed. The Trust may authorize FSI in writing to waive the signature guarantee for any specific transaction or classes of transactions;

           (b) By wire to a designated bank or broker upon telephone request, without signature guarantee, if such redemption procedure has been elected on the Shareholder's or Planholder's account information form. Any change in the designated bank or broker account will be acted upon by FSI only if made in writing by the Planholder or Shareholder, with signature guaranteed as required by paragraph (a) above;

           (c) In case of an expedited telephone redemption, by check payable to the Shareholder or Planholder of record and mailed for deposit to the bank account designated in the Shareholder account information form;

           (d) By other procedures commonly followed by mutual funds, as set forth in Written Instructions from the Trust and mutually agreed upon by the Trust and FSI.

      For purposes of redemption of shares of the Trust that have been purchased by check within fifteen (15) days prior to receipt of the redemption request, the Trust shall provide FSI with Written Instructions concerning the time within which such requests may be honored.


      The authority of FSI to perform its responsibilities under SECTIONS 15 and 16 shall be suspended if FSI receives notice of the suspension of the determination of the Trust's net asset value.

      SECTION 17. Upon the declaration of each dividend and each capital gains distribution by the Trust's Board of Trustees, the Trust shall notify FSI of the date of such declaration, the amount payable per share, the record date for determining the Shareholders entitled to payment, the payment and the reinvestment date price.

      SECTION 18. On or before each payment date the Trust will transfer, or cause the Custodian to transfer, to FSI the total amount of the dividend or distribution currently payable. FSI will, on the designated payment date, reinvest all dividends in additional shares and shall thereupon pay the Custodian the aggregate net asset value of the additional shares and shall promptly mail to each Shareholder or Planholder at his last known address, a statement showing the number of full and fractional shares (rounded to three decimal places) then owned by the Shareholder or Planholder and the net asset value of such shares; provided, however, that if a Shareholder or Planholder elects to receive dividends in cash, FSI shall prepare a check in the appropriate amount and mail it to him at his last known address within five (5) business days after the designated payment date.

      SECTION 19. FSI shall maintain records regarding the issuance and redemption of Shares of the Trust and dividend reinvestments. Such records will list the transactions effected for each Shareholder and Planholder and the number of Shares and fractional Shares owned by each for which no Share Certificates are outstanding. FSI agrees to make available upon request and to preserve for the periods prescribed in Rule 31a-2 of the Investment Company Act of 1940 any records related to services provided under this Agreement and required to be maintained by Rule 31a-1 of such Act.

      SECTION 20. FSI shall maintain those records necessary to enable the Trust to file, in a timely manner, Form N-SAR (Semi-annual report) or any successor monthly, quarterly or annual report required by the Investment Company Act of 1940, or rules and regulations thereunder.

      SECTION 21. FSI shall cooperate with the Trust's independent public accountants and shall take reasonable action to make all necessary information available to such accountants for the performance of their duties.

      SECTION 22. In addition to the services described above, FSI will perform other services for the Trust as mutually agreed upon in writing from time to time, including but not limited to preparing and filing federal tax forms with the Internal Revenue Service, mailing federal tax information to Shareholders, mailing semi-annual Shareholder reports, preparing the annual list of Shareholders and mailing notices of Shareholders' meetings, proxies and proxy statements. FSI shall answer Shareholder inquiries related to their share accounts and other correspondence requiring an answer from the Trust. FSI shall maintain dated copies of written communications from Shareholders, and replies thereto.

      SECTION 23. Nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any holiday, weekend or weekday on which day FSI or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the New York Stock Exchange and FSI are open, unless otherwise required by law; provided, however, that all purchase or redemption requests received by the Trust for a date on which the Exchange is open but FSI is not shall be priced and executed "as of" such date on the next business day FSI is open, unless otherwise required by law.

      SECTION 24. The Trust agrees to pay FSI compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in written amendments to such Schedule approved by the Trust and FSI from time to time.

      SECTION 25. FSI shall not be liable for any taxes, assessments or governmental charges that my be levied or assessed on any basis whatsoever in connection with the Trust, or any Plan thereof, Shareholder or Planholder, excluding taxes assessed against FSI for compensation received by it hereunder.

      SECTION 26. FSI shall not be liable for any non-negligent action taken in good faith and reasonably believed by FSI to be within the powers conferred upon it by this Agreement. The Trust shall indemnify FSI and hold it harmless from and against any and all losses, claims, damages, liabilities or expenses (including reasonable expenses for legal counsel) arising directly or indirectly out of or in connection with this Agreement; provided such loss, claim, damage, liability or expense is not the direct result of FSI's negligence or willful misconduct, and provided further that FSI shall give the Trust notice and reasonable opportunity to defend any such loss, claim, etc. in the name of the Trust or FSI, or both. Without limiting the foregoing:

           (a) FSI may rely upon the advice of the Trust or counsel to the Trust or FSI, and upon statements of accountants, brokers and other persons believed by FSI in good faith to be experts in the matters upon which they are consulted. FSI shall not be liable for any action taken in good faith reliance upon such advice or statements;

           (b) FSI shall not be liable for any action reasonably taken in good faith reliance upon any Written Instructions, Oral Instructions, including the Service Agent's net asset value quotation, or certified copy of any resolution of the Trust's Board of Trustees; provided, however, that upon receipt of a Written Instruction countermanding a prior Written or Oral Instruction that has not been fully executed by FSI, FSI shall verify the content of the second Written Instruction and honor it, to the extent possible. FSI may rely upon the genuineness of any such document, or copy thereof, reasonably believed by FSI in good faith to have been validly executed; and

           (c) FSI may rely, and shall be protected by the Trust in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the purchaser, Trust or other proper party or parties.

           (d) The Trust shall, as soon as possible, amend its prospectus to conform with the provisions of this Agreement and make all necessary filings of the amended prospectus, and shall indemnify FSI for any loss, claim or expense resulting from FSI's reliance upon the Trust's representations in this Agreement, notwithstanding a contrary representation in its prospectus.

      SECTION 27. Upon receipt of Written Instructions, FSI is authorized to make payment upon redemption of Shares without a signature guarantee. The Trust hereby agrees to indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, action, demands or losses whatsoever arising out of or in connection with a payment by FSI for redemption of Shares without a signature guarantee. Upon the request of FSI, the Trust shall assume the entire defense of any such action, suit or claim. FSI shall notify the Trust in a timely manner of any such action, suit or claim.

      SECTION 28. The Trust shall deliver or cause to be delivered over to FSI
(i) an accurate list of Shareholders of the Trust, showing each Shareholder's last known address, number of Shares owned and whether such shares are represented by outstanding Share Certificates or by non-certificated share accounts, (ii) all records relating to Plans of the Trust, including original applications signed by the Planholders and original plan accounts recording payment, deductions, reinvestments, withdrawals and liquidations and (iii) all shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials"). The Trust shall indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Materials, or out of the failure of the Trust to provide any portion of the Materials or to provide any information needed by FSI to knowledgeably perform its functions.

      SECTION 29. FSI shall, at all times, act in good faith and shall use whatever methods it deems appropriate to ensure the accuracy of all services performed under this Agreement. FSI shall be liable only for loss or damage due to errors caused by FSI's negligence, bad faith or willful misconduct or that of its employees.

      SECTION 30. This Agreement may be amended from time to time by a written supplemental agreement executed by the Trust and FSI and without notice to or approval of the Shareholders or Planholders; provided the intent and purposes of any Plan, as stated from time to time in the Trust's prospectus, are observed. The parties hereto may adopt procedures as may be appropriate or practical under the circumstances, and FSI may conclusively rely on the determination of the Trust that any procedure that has been approved by the Trust does not conflict with or violate any requirement of its Declaration of Trust, By-Laws or prospectus, or any rule, regulation or requirement of any regulatory body.

      SECTION 31. The Trust shall file with FSI a certified copy of the operative resolution of its Board of Trustees authorizing the execution of Written Instructions or the transmittal of Oral Instructions.

      SECTION 32. The terms, as defined in this Section, whenever used in this Agreement or in any amendment or supplement hereto, shall have the meanings specified below, insofar as the context will allow:

     (a) The Trust: The term Trust shall mean Eastern Point Advisors Funds Trust

     (b) Custodian: The term Custodian shall mean Brown Brothers Harriman & Co.

     (c) Series: The term Series shall mean the Eastern Point Advisors Twenty Fund portfolio and any series portfolio that the Trust shall subsequently establish.

     (d) Securities: The term Securities shall mean bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by the Trust.

     (e) Share Certificates: The term Share Certificates shall mean the stock certificates for the Shares of the Trust.

     (f) Shareholders: The term Shareholders shall mean the registered owners from time to time of the Shares of the Trust, as reflected on the stock registry records of the Trust.

     (g) Shares: The term Shares shall mean the issued and outstanding shares of common stock of the Trust.

     (h) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, by a person or person reasonably believed in good faith by FSI to be a person or person authorized by a resolution of the Board of Trustees of the Trust to give Oral Instructions on behalf of the Trust.

     (i) Written Instructions: The term Written Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in original writing containing original signatures, or a copy of such document transmitted by telecopy, including transmission of such signature, or other mechanical or documentary means, at the request of a person or persons reasonably believed in good faith by FSI to be a person or persons authorized by a resolution of the Board of Trustees of the Trust to give Written Instructions on behalf of the Trust.

     (j) Plan: The term Plan shall include such investment plan, dividends or capital gains reinvestment plans, systematic withdrawal plans or other types of plans set forth in the then current prospectus of the Trust (excluding any qualified retirement plan that is a Shareholder of the Trust) in form acceptable to FSI, adopted by the Trust from time to time and made available to its Shareholders, including plans or accounts by self-employed individuals or partnerships.

     (k) Planholder: The term Planholder shall mean a Shareholder who, at the time of reference, is participating in a Plan, including any underwriter, representative or broker-dealer.

      SECTION 33. In the event that any check or other order for the payment of money is returned unpaid for any reason, FSI shall promptly notify the Trust of the non-payment.

      SECTION 34. Either party may give sixty (60) days written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.

      SECTION 35. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties.

      Notice to the Trust shall be given as follows until further notice:

           230 Broadway East, Suite 203
           Lynnfield, Massachusetts 01940
           Attn:  Theodore E. Charles, President

      Notice to FSI shall be given as follows until further notice:

           FUND SERVICES, INC.
           1500 Forest Avenue, Suite 111
           Richmond, Virginia  23229
           Attention:  Mr. William R. Carmichael, Jr., President
           Telephone:   (804) 285-1761
           Fax:         (804) 285-8018

      SECTION 36. The Trust represents and warrants to FSI that the execution and delivery of this Transfer Agent Agreement by the undersigned officer of the Trust has been duly and validly authorized by resolution of the Trust's Board of Trustees. FSI represents and warrants to the Trust that the execution and delivery of this Agreement by the undersigned officer of FSI has also been duly and validly authorized.

      SECTION 37. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original.

      SECTION 38. This Agreement shall extend to and shall bind the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of FSI or by FSI without the written consent of the Trust, authorized or approved by a resolution of the Trust's Board of Trustees.


      SECTION 39. This Agreement shall be governed by the laws of the State of Virginia.

      WITNESS the following signatures:

                            EASTERN POINT ADVISORS FUNDS TRUST



                            By:  /s/ Theodore E. Charles
                            -----------------------------
                            Name:  Theodore E. Charles
                            Title: Chairman of the Board of Trustees,
                                   President and Trustee



                             FUND SERVICES, INC.



                             By:  /s/ W. R. Carmichael, Jr.
                                  -------------------------
                             Name:   W. R. Carmichael, Jr.
                             Title:  President

                                                             EXHIBIT 23(h)(3)(a)

                          ACCOUNTING SERVICES AGREEMENT



      AGREEMENT dated May 1, 2002, (the "Agreement") between EASTERN POINT ADVISORS FUNDS TRUST, (the "Trust") a Delaware business trust operating as open-end management investment company, duly organized and existing under the laws of the State of Delaware and COMMONWEALTH FUND ACCOUNTING, INC. (the "Company") a corporation duly organized and existing under the laws of the State of Virginia.

                          WITNESSETH THAT:

      WHEREAS, the Trust desires to appoint the Company as its Accounting Services Agent to maintain and keep current the books, accounts, records, journals or other records of original entry relating to the business of the Trust as set forth in Section 2 of this Agreement (the "Accounts and Records") and to perform certain other functions in connection with such Accounts and Records; and

      WHEREAS, the Company is willing to perform such functions upon the terms and conditions set forth below; and

      WHEREAS, the Trust will cause to be provided certain information to the Company as set forth below;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.  Scope of the Engagement.

               (a) The Trust shall promptly turn over to the Company:

                     (i) originals or copies of any Accounts and Records
                previously maintained by or for it or,

                     (ii) if such records have not been previously created or
                maintained, any data required to establish and bring current such Accounts and Records.

               (b) Thereafter, the Trust shall promptly transmit to the Company, and instruct any other agents for the Trust to promptly transmit to the Company, all information required for the maintenance of correct and accurate Accounts and Records for the Trust.

               (c) The Trust acknowledges that such Accounts and Records, and information related thereto, are necessary for the Company to perform its functions under this Agreement.

               (d) The Trust authorizes the Company to rely on Accounts and Records turned over to it, and information provided to it, by the Trust or its agents. The Trust hereby indemnifies and holds the Company, its successors and assigns harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Accounts and Records, or such information, or due to the failure of the Trust to provide any portion of such Accounts and Records, or to provide any additional information needed by the Company to knowledgeably perform its functions, within a reasonable time after requested by the Company.

               (e) The Company shall make reasonable efforts to isolate and correct any inaccuracies, omissions, discrepancies, or other deficiencies in the Accounts and Records delivered to the Company, to the extent such matters are disclosed to the Company or are discovered by it and are relevant to its performance of its functions under this Agreement. The Trust shall provide the Company with such assistance as it may reasonably request in connection with its efforts to correct such matters.

               (f) The Trust agrees to pay Company on a current and ongoing basis for the Company's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to Company by the Trust. Any such payment shall be in addition to the fees and charges payable to the Company under this Agreement as set forth in Schedule A attached hereto (which provides for services normally contemplated to be rendered under this Agreement), provided that approval of the amount of such payments shall be obtained in advance by the Company from the Trust if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

Section 2. Identification of Services.
           ---------------------------

           (a) Upon receipt of the necessary information from the Trust or its agents by Written or Oral Instructions, the Company shall maintain and keep current the following Accounts and Records relating to the business of the Trust, in such form as may be mutually agreed to between the Trust and the Company, and as may be required by the Investment Company Act of 1940, as amended (the "Act"):


             (1)  Cash Receipts Journal
             (2)  Cash Disbursements Journal
             (3)  Dividends Paid and Payable Schedule
             (4)  Purchase and Sales Journals - Portfolio Securities
             (5)  Subscription and Redemption Journals
             (6)  Security Ledgers - Transaction Report and Tax Lot Report
             (7)  Broker Ledger - Commission Report
             (8)  Daily Expense Accruals
             (9)  Daily Interest Accruals
            (10)  Daily Trial Balance
            (11)  Portfolio Interest Receivable and Income Journal
            (12) Listing of Portfolio Holdings showing cost, market value and percentage of portfolio comprised of each security.

           (b) Unless necessary information to perform the above functions is furnished by Written or Oral Instructions to the Company to enable the daily calculation of the Trust's net asset value at the time set by the Trust pursuant to Rule 22c-1 under the Act, (presently set at the close of trading on the New York Stock Exchange), as provided below in accordance with the time frame identified in Section 7, the Company shall incur no liability, and the Trust shall indemnify and hold harmless the Company from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by the Company and used in such calculations and any subsequent information received from the Trust or any of its designated Agents.

           (c) The scope and quality of the services to be provided under this Agreement are based upon, and specifically incorporate, the assumptions (the "Basic Assumptions") appended to this Agreement as Schedule B. The Trust agrees that material deviations from the Basic Assumptions will be made only by mutual agreement of the Trust and the Company, and deviations from such Basic Assumptions may affect the ability of the Company to provide the services called for under this Agreement.

Section 3. Pricing.
           --------

           (a) The Company shall perform ministerial calculations necessary to calculate the Trust's net asset value daily, in accordance with the Trust's current prospectus and utilizing the information described in this Section.

           (b) Portfolio investments for which market quotations are available to the Company by use of an automated financial service (a "Pricing Service") shall be valued based on the closing prices of the portfolio investment reported by such Pricing Service except where the Trust has given or caused to be given specific Written or Oral Instructions to utilize a different value. Notwithstanding any information obtained from a Pricing Service, all portfolio securities shall be given such values as the Trust shall direct by Written or Oral Instructions, including all restricted securities and other securities requiring valuation not readily ascertainable solely by the use of such a Pricing Service.

           (c) The Company shall have no responsibility or liability for the accuracy of prices quoted by any recognized Pricing Service used by it pursuant to the preceding paragraph; for the accuracy of the information supplied by the Trust; or for any loss, liability, damage, or cost arising out of any inaccuracy of such data, unless the Company is itself negligent with respect thereto. The Company shall have no responsibility or duty to include information or valuations to be provided by the Trust in any computation unless and until it is timely supplied to the Company in usable form. Unless the necessary information to calculate the net asset value daily is furnished by Written or Oral Instructions from the Trust, the Company shall incur no liability, and the Trust shall indemnify and hold harmless the Company from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by the Company and used in such calculation and any subsequent information received from the Trust or any of its designated agents, provided the Company notifies the Trust promptly of its need for additional information with which to calculate net asset value.

Section 4. Reliance Upon Instructions.
           ---------------------------

           (a) For all purposes under this Agreement, the Company is authorized to act upon receipt of the first of any Written or Oral Instructions it receives from the Trust or authorized agents of the Trust. In cases where the first instruction is an Oral Instruction that is not in the form of a document or written record, a confirmatory Written Instruction or Oral Instruction in the form of a document or written record shall be delivered, and in cases where the Company receives an Instruction, whether Written or Oral, to enter a portfolio transaction on the records, the Trust shall cause the Broker-Dealer to send a written confirmation to the Company.

           (b) The Company shall be entitled to rely on the first Instruction received by it, and for any act or omission undertaken in compliance therewith shall be free of liability and fully indemnified and held harmless by the Trust, provided however, that in the event a Written or Oral Instruction received by the Company is countermanded by a timely later Written or Oral Instruction received by the Company prior to acting upon such countermanded Instruction, the Company shall act upon such later Written or Oral Instruction. The sole obligation of the Company with respect to any follow-up or confirmatory Written Instruction, Oral Instruction in documentary or written form, or Broker-Dealer written confirmation shall be to make reasonable efforts to detect any such discrepancy between the original Instruction and such confirmation and to report such discrepancy to the Trust. The Trust shall be responsible, at the Trust's expense, for taking any action, including any reprocessing, necessary to correct any discrepancy or error, and to the extent such action requires the Company to act the Trust shall give the Company specific Written Instruction as to the action required.

Section 5. Reconciliation with Trust's Custodian.
           --------------------------------------

      At the end of each month, the Trust shall cause its Custodian Bank to forward to the Company a monthly statement of cash and portfolio transactions, which will be reconciled with the Company's Accounts and Records maintained for the Trust. The Company will report any discrepancies to the Custodian, and shall report any unreconciled items to the Trust.

Section 6. Reports to Trust.

      The Company shall promptly supply daily and periodic reports to the Trust as requested by the Trust and agreed upon by the Company.

Section 7. Information from Trust.

           (a) The Trust, directly or by instructions to its agents (including without limitations its Transfer Agent and its Custodian), shall provide to the Company as of the close of each Business Day (or on such other schedule as the Trust determines is necessary), confirmed by Written or Oral Instructions delivered to the Company by 10:00 a.m. on the next business day) all data and information necessary for the Company to maintain the Trust's Accounts and Records.

           (b) The Company may conclusively assume that information it receives by Written or Oral Instructions pursuant to the preceding paragraph is complete and accurate. It is agreed that the information provided by the Trust or its agents shall include reports of share purchases, redemptions or repurchases, and total shares outstanding at the end of each business day after the determination of the net asset value.

Section 8. Ownership of and Access to Trust Records.
           -----------------------------------------

           (a) It is agreed that the Accounts and Records maintained by the Company for the Trust are the property of the Trust, and shall be made available to the Trust promptly upon request and shall be for the periods prescribed in Rule 31(a)-2 under the Act.

           (b) The Company shall assist the Trust's independent auditors or, upon lawful demand, any authorized regulatory body, in any authorized inspection or review of the Trust's Accounts and Records.

           (c) If the Company receives any request or order of a court or regulatory body of competent jurisdiction, seeking access to the books and records of the Trust in the possession of the Company, the Company shall seek to notify the Trust of such request or order to the extent it may lawfully do so. The Company shall not be required to oppose or defend against any such request or order. In connection with any such request or order the Company may consult with counsel (whether its counsel or counsel for the Trust) regarding same, and shall be reimbursed by the Trust for any costs incurred thereby.


           (d) The Company shall be reimbursed for all expenses and employee time required to assist with any review of the Trust's Accounts and Records outside of routine and normal periodic reviews and audits. Upon receipt from the Trust, or its agents, of the necessary information, the Company shall supply data to the Trust's accountants to allow them to complete any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Trust and the Company shall agree upon from time to time.

Section 9. Procedures and Compliance.
           --------------------------

      The Company and the Trust may from time to time adopt such procedures as they agree upon in writing, and the Company may conclusively assume that any procedure approved or directed by the Trust does not conflict with or violate any requirements of its Prospectus, Declaration of Trust, By-Laws, or any rule or regulation of any regulatory body or governmental agency. The Trust shall be responsible for notifying the Company of any changes in regulations or rules which might necessitate changes in the Company's procedures, and for working out such changes with the Company.

Section 10. Indemnification.

           (a) The Company, its directors, officers, employees, shareholders and agents shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except losses resulting from willful malfeasance, bad faith, or gross negligence on the part of the Company, or gross neglect by the Company in the performance of its obligations and duties under this Agreement.


           (b) Any person, even though also a director, officer, employee, shareholder or agent of the Company, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Company's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of, or one under the control or direction of the Company even though paid by it.

           (c) Notwithstanding any other provision of this Agreement, the Trust shall indemnify and hold harmless the Company, its directors, officers, employees, shareholders and agents from and against any and all claims, demands, expenses and liabilities (whether with or without basis in fact or law) of any and every nature which the Company may sustain or incur, or which may be asserted against the Company by any person by reason of, or as a result of: (i) any action taken or omitted to be taken by the Company in good faith hereunder;
           (ii) in reliance upon any certificate, instrument, order or stock certificate or other document reasonably believed by it to be genuine and to be signed, countersigned or executed by any duly authorized person, upon the Oral instructions or Written Instructions of an authorized person of the Trust or upon the opinion of legal counsel for the Trust or its own counsel; or (iii) any action taken or omitted to be taken by the Company in connection with its appointment in good faith in reliance upon any law, fact, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed. However, indemnification under this subparagraph shall not apply to actions or omissions of the Company or its directors, officers, employees, shareholders or agents in cases of its or their own negligence, willful misconduct, bad faith, or reckless disregard of its or their own duties hereunder.

           (d) The Company shall give written notice to the Trust within ten
           (10) business days of receipt by the Company of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification. However, the failure to notify the Trust of such written assertion or claim shall not operate in any manner whatsoever to relieve the Trust of any liability arising from this Section or otherwise.

           (e) In connection with any legal proceeding giving rise to a request for indemnification by the Company pursuant to this provision, the Trust shall be entitled to defend or prosecute any claim in the name of the Company at its own expense and through counsel of its own choosing if it gives written notice to the Company within ten (10) business days of receiving notice of such claim. Notwithstanding the foregoing, the Company may participate in the litigation at its own expense through counsel of its choosing. If the Trust does choose to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish such records and other information as are reasonably necessary for such purpose.

           (f) The Trust shall not settle any claim without the Company's express written consent, which consent shall not be unreasonably withheld. The Company shall not settle any claim without the Trust's express written consent, which consent shall not be unreasonably withheld.

Section 11. Foreign currencies.

      All financial data provided to, processed by, and reported by the Company under this Agreement shall be stated in United States dollars or currency. The Company shall have no obligation to convert to, equate, or deal in foreign currencies or values, and expressly assumes no liability for any currency conversion or equation computations relating to the affairs of the Trust.

Section 12. Compensation of the Company.
            ----------------------------

      The Trust agrees to pay the Company compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such Schedule approved by the Trust and Company from time to time. The Trust hereby instructs its Custodian Bank to debit the Trust's custody account for invoices which are rendered by the Company for the services performed for the Accounting agent function, and to make payment on such invoices in accordance with normal practices. Invoices for services supplied or costs incurred by the Company will be sent to the Trust on or about the first business day of each month, and payment thereon shall be made within ten (10) days thereafter. The Trust agrees that the compensation payable hereunder is predicated on the Basic Assumptions, and agrees that any incremental work required to be provided by the Company due to deviation from the Basic Assumptions by the Trust or its agents shall be payable to, or on behalf of, the Company by the Trust.

Section 13. Holidays.

      Nothing contained in this Agreement is intended to or shall require the Company, in any capacity hereunder, to perform any functions or duties on any holiday, day of special observance or any other day on which the Custodian or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed, and as of, the next succeeding business day on which both the New York Stock Exchange and the Custodian are open. Not withstanding the foregoing, the Company shall compute the net asset value of the Trust on each day required pursuant to Rule 22c-1 promulgated under the Act.

Section 14. Counterparts.

      This Agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 15.Definitions.

      For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

           (a) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to the Company in person or by telephone, telegram, telecopy or other mechanical or documentary means lacking an original signature, by a person or persons believed in good faith by the Company to be a person or persons authorized by a resolution of the Board of Trustees of the Trust, to give Oral Instructions on behalf of the Trust.

           (b) Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data or information of any kind transmitted to the Company bearing an original signature of an authorized person, or a copy of such document transmitted by telecopy including transmission of such a signature believed in good faith by the Company to be the signature of a person authorized by a resolution of the Board of Trustees of the Trust to given Written Instructions on behalf of the Trust.

           (c) The Trust shall file with the Company a certified copy of each resolution of its Board of Trustees authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16.Termination.

           (a) Either Party hereto may give written notice to the other party (the "Termination Notice") of the termination of this Agreement. Such Termination Notice shall state a date upon which the termination is effective (the "Termination Date"), which shall be not less than sixty (60) days after the date of the giving of the notice unless otherwise agreed by the parties hereto in writing.

           (b) Prior to the Termination Date, the Company shall provide to the Trust an estimate of any anticipated fees, charges or expenses additional to the normal fees, charges and expenses which would be payable under this Agreement for the period from that time until the Termination Date, and the Company may require a deposit on account of such estimate to be paid by the Trust.

           (c) Upon the Termination Date, subject to payment to the Company by the Trust of all amounts due to the Company as of said date, the Company shall make available to the Trust or its designated record-keeping successor, all of the records of the Trust maintained under this Agreement which are then in the Company's possession.

Section 17.Notice.

      Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first class mail, postage prepaid to the respective parties as follows:

      If to the Trust:

           230 Broadway East, Suite 203
           Lynnfield, Massachusetts 01940
           Attn:  Theodore E. Charles

    If to the Company:

           1500 Forest Avenue, Suite 111
           Richmond, Virginia   23229
           Attention: W. R. Carmichael, Jr.
           Telephone:  (804) 285-1761
           Fax:        (804) 285-8018

Section 18. Amendments to be in Writing.
            ----------------------------

      This Agreement may be amended from time to time by a writing executed by the Trust and the Company. The compensation stated in Schedule A attached hereto may be adjusted from time to time by the execution of a new schedule signed by both of the parties.

Section 19. Controlling law.

      This Agreement shall be governed by the laws of the Commonwealth of Virginia.

Section 20. Entire Agreement.

      This Agreement sets forth the entire understanding of the parties with respect to the provisions contemplated hereby, and supersedes any and all prior agreements, arrangements and understandings relating to such services.

Section 21. Separability of Provisions.
            ---------------------------

      Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.

                     EASTERN POINT ADVISORS FUNDS TRUST


                     By:  /s/ Theodore E. Charles
                     -----------------------------
                     Name:  Theodore E. Charles
                     Title: Chairman of the Board of Trustees,
                            President and Trustee


                     COMMONWEALTH FUND ACCOUNTING, INC.


                     By:  /s/ W. R. Carmichael, Jr.
                        ---------------------------
                     Name:  W. R. Carmichael, Jr.
                     Title: Director

                                                                   EXHIBIT 23(j)



CONSENT OF INDEPENDENT AUDITORS




We have issued our report dated October 15, 2002, accompanying the September 30, 2002 financial statements of Eastern Point Advisors Funds Trust (comprising the Eastern Point Advisors Twenty Fund) which are incorporated by reference in Part B of the Post-Effective Amendment to this Registration Statement and Prospectus on Form N-1A. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.




                                  BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
January 31, 2003